UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No.            )

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Tetra Tech, Inc.
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3475 E. Foothill Boulevard
Pasadena, California 91107
(626) 351-4664
 www.tetratech.com

NOTICE OF ANNUAL
MEETING

AND

2017 PROXY STATEMENT

Thursday, March 2, 2017	10:00 a.m. (PT)

LETTER TO STOCKHOLDERS
FROM OUR BOARD OF DIRECTORS

January 18, 2017

Dear Fellow Stockholder:

First, we want to thank you for your investment in Tetra Tech and for trusting us to represent you and oversee your interests.

Our Board operates under the premise that we are elected by you, the stockholders, to oversee the long-term health and overall success of our Company. We are the ultimate decision-making body of the Company, except for those matters reserved to or shared with stockholders, and we play a critical role in strategic planning. We select and oversee members of senior management, who are charged by the Board with conducting the business of the Company.

We oversee and evaluate a very capable management team that is optimistic about the future of this business. Beginning in late fiscal 2014, they took thoughtful and decisive steps to reorganize and refocus the business on "leading with science," and providing high-end consulting and engineering solutions that are differentiated and of long-lasting sustainable value to clients. We believe the Company has made significant progress and remains committed to delivering long-term value for our stockholders. Management and your Board remain optimistic in our belief about the future.

One of our priorities is listening to the views of our stockholders and considering them as we make decisions in the boardroom. We accomplish this through ongoing outreach and engagement with you, the owners of this business. Through management, we engage with stockholders throughout the year on a variety of topics. Based on this engagement, we have made significant enhancements to the Company's governance and compensation programs over the last two years.

Executive Compensation

Our stockholders continue to tell us that a fundamental principle underlying any compensation program is that it should pay for performance. We agree. Meaningful dialogue with our stockholders continues to contribute to our decisions on compensation. Our Compensation Committee continued to assess the Company's compensation programs and made certain enhancements that we believe further align our business and talent strategies with the long-term interests of our stockholders.

Board Refreshment

We hear from our stockholders about the need to ensure that the Directors they elect to represent their interests are the right people to be making decisions on their behalf. The issue of Board refreshment has emerged as an important area of focus for stockholders. We believe that new perspectives and new ideas are critical to a forward-looking and strategic Board. At the same time, it is also important to benefit from the valuable experience and familiarity that longer-serving Directors bring to the boardroom.

Ensuring diverse perspectives, including a mix of skills, experience and backgrounds, is key to effectively representing the long-term interests of stockholders. Doing so is a top priority of the Board. In just the last few years, three new Directors have been elected. As a result, the average tenure for our Directors has been reduced and our Board's gender diversity is 30% women. Further, in November 2015, the Board determined that the role of Presiding Director would rotate to ensure independence, and the term of the Presiding Director would be limited to four years. We remain committed to ensuring your Board is composed of a highly capable and diverse group of Directors, well-equipped to oversee the success of the business and effectively represent the interests of stockholders.

Board Risk Oversight

The Board oversees the Company's risk profile and monitors the management of risks within the Company. The Strategic Planning and Enterprise Risk Committee has been tasked with coordinating the Board's risk oversight function. This Committee oversees our enterprise risk management policies and procedures, particularly in the areas of strategic, operational and compliance risk. Cybersecurity is also a critical priority for the entire Company. The Committee routinely receives information regarding the Company's information technology systems and dedicates time in its agenda for a discussion of cybersecurity and other important risk issues.

Board Accountability

As we conduct the activities of this Board, we consider accountability to you as not only a mark of good governance, but a key to the long-term success of our Company. We remain accountable to stockholders through a variety of governance practices, including:

    •
    The annual election of all Directors;

    •
    A majority vote bylaw in uncontested Director elections;

    •
    An independent Presiding Director who presides over executive sessions of all independent directors;

    •
    An annual Board evaluation process;

    •
    The right of stockholders to call a special meeting;

    •
    An annual advisory vote on executive compensation; and

    •
    Proactive stockholder engagement.

Communicating with the Board

Finally, we value your input and encourage you to share your thoughts or concerns with us. We have established a process to facilitate communication by stockholders with Directors. Communications can be addressed to the Board of Directors in care of the Secretary, Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, CA 91107 or by email to asktheboard@tetratech.com.

As always, thank you for the trust you have placed in us.

Dan L. Batrack	Hugh M. Grant	Patrick C. Haden
J. Christopher Lewis	Joanne M. Maguire	Kimberly E. Ritrievi
Albert E. Smith	J. Kenneth Thompson	Richard H. Truly
Kirsten M. Volpi

January 18, 2017

Dear Tetra Tech Stockholders:

              You are cordially invited to attend the Annual Meeting of Stockholders of Tetra Tech, Inc., which will be held at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101, on Thursday, March 2, 2017, at 10:00 a.m. Pacific Time.

              Details of the business to be conducted at the Annual Meeting are given in the Notice of Annual Meeting of Stockholders and the proxy statement.

              We use the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Internet transmission and voting are designed to be efficient, minimize cost and conserve natural resources.

              Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting.

              Thank you for your continued support of Tetra Tech. We look forward to seeing you at the Annual Meeting.

Dan L. Batrack
Chairman and Chief Executive Officer

Pasadena, California

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, you may submit your proxy and voting instructions via the Internet, by telephone or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope. Please refer to the section entitled "Voting Your Shares" in the Meeting and Voting Information section of this proxy statement for a description of these voting methods. If your shares are held by a bank or brokerage firm (your record holder) and you have not given your record holder instructions to do so, your broker will NOT be able to vote your shares with respect to any matter other than ratification of the appointment of the independent registered public accounting firm. We strongly encourage you to vote.

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

              You are cordially invited to attend our 2017 Annual Meeting of Stockholders to be held on Thursday, March 2, 2017, at 10:00 a.m. Pacific Time, at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101. At the meeting, stockholders will vote on the following items of business:

  1.
  To elect the nine directors nominated by our Board to serve a one-year term;

  2.
  To approve, on an advisory basis, our executive compensation;

  3.
  To indicate, on an advisory basis, the preferred frequency of advisory votes on our executive compensation;

  4.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017; and

  5.
  To transact any other business properly brought before the meeting or any adjournment or postponement thereof.

              The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof is January 6, 2017. Our Board recommends that stockholders vote FOR each of the director nominees nominated by our Board, FOR Item 2, FOR the option of once every year as the preferred frequency for holding advisory votes on executive compensation in Item 3, and FOR Item 4. After considering these items of business at the meeting, Dan Batrack, our Chairman and Chief Executive Officer, will review our fiscal 2016 performance and answer your questions.

              Even if you cannot attend the Annual Meeting, it is important that your shares be represented and voted. You may vote as follows:

By Telephone	On the Internet	By Mail	In Person
In the U.S. or Canada, you can vote your shares by calling 1.800.690-6903 before 11:59 p.m. Eastern Time on March 1, 2017.	You can vote your shares online at www.proxyvote.com before 11:59 p.m. Eastern Time on March 1, 2017. You will need the 12-digit control number on your Notice of Internet Availability or proxy card.
		You can vote by mail by completing, dating and signing your proxy card and returning it in the postage-paid envelope provided or sending it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	You can vote in person at the Annual Meeting. Beneficial holders must contact their broker or other nominee if they wish to vote in person.

              On behalf of the Board of Directors, management and employees of Tetra Tech, thank you for your continued support.

BY ORDER OF THE BOARD OF DIRECTORS
Janis B. Salin Senior Vice President, General Counsel and Secretary
Pasadena, California January 18, 2017

PROXY SUMMARY

              This section contains summary information described in greater detail in other parts of this proxy statement and does not contain all the information you should consider before voting. Stockholders are urged to read the entire proxy statement before voting.

TETRA TECH

              Tetra Tech is a leading provider of consulting and engineering services that focuses on water, environment, infrastructure, resource management, energy and international development. We are a global company that is renowned for our expertise in providing water-related services for public and private clients. Engineering News-Record, the leading trade journal for our industry, has ranked Tetra Tech as the number one water services firm for the past 13 years. In 2016, we were also ranked number one in water treatment/desalination, environmental management, dams and reservoirs, solid waste, and wind power. We were ranked among the 10 largest firms in numerous other services lines.

              Our approach is to "lead with science", which differentiates us in the marketplace, and emphasizes innovation and investment in new and emerging technologies in growing our business. Our reputation for high-end consulting and engineering expertise, and our ability to apply our skills to develop innovative solutions for our clients, has supported our growth over 50 years. Today, we are working on projects worldwide, and currently have approximately 16,000 staff, and over 400 offices.

ANNUAL MEETING INFORMATION

Time And Date	10:00 a.m. Pacific Time on Thursday, March 2, 2017

Place	Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101

Record Date	Stockholders as of the close of business on January 6, 2017

Attending the Meeting	Please follow the instructions described under "Annual Meeting Procedures" in the Meeting and Voting Information section of this proxy statement

i

ITEMS BEING VOTED ON AT ANNUAL MEETING

Item		Board Recommendation	Vote Required	Discretionary Broker Voting

1.	Election of directors	FOR each nominee	Majority of votes cast	No

2.	Advisory vote to approve executive compensation	FOR	Majority of shares represented and entitled to vote	No

3.	Frequency of advisory votes on executive compensation	FOR annual Say on Pay votes	The frequency option that receives the highest number of votes cast will be considered the frequency preferred by our stockholders	No

4.	Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2017	FOR	Majority of shares represented and entitled to vote	Yes

FISCAL 2016 PERFORMANCE HIGHLIGHTS

              Summary.    On an overall basis, our fiscal 2016 operating results reflect a significant improvement compared to fiscal 2015, and we finished the year with record-high fourth quarter revenue and income. Our focus on providing clients with high-end consulting and engineering services, primarily in the water, environment and infrastructure markets, is resulting in increased margins and reduced risk in our business.

              Our fiscal 2016 revenue growth was generally consistent with our annual operating plan, and resulted from broad-based contract wins across our end markets. The revenue growth was led by U.S. federal government, U.S. state and local government, and U.S. commercial activities in waste management and environmental remediation, together with an increase in international work. In fiscal 2016, we completed acquisitions that had a material impact on our financial results. In January 2016, we acquired Coffey International Limited (Coffey), headquartered in Sydney, Australia, which had approximately 3,300 staff delivering technical engineering and international development services. Coffey significantly expands our geographic presence, particularly in Australia and Asia Pacific, and is part of our Resource Management and Energy (RME) business group. In the second quarter of fiscal 2016, we also acquired INDUS Corporation (INDUS), headquartered in Vienna, Virginia, which is a technology solutions firm focused on water data analytics, geospatial analysis, secure infrastructure, and software applications management for U.S. federal government customers. INDUS is included in our Water, Environment and Infrastructure (WEI) business group. Our backlog reached an all-time high in the fourth quarter of fiscal 2016. We also experienced significant progress in the wind-down of our non-core construction activities in the Remediation and Construction Management (RCM) segment.

              Highlights of our fiscal 2016 results of ongoing operations compared to fiscal 2015 are noted below:

Results of Ongoing Operations for Fiscal 2016 vs. Fiscal 2015

Results of Ongoing Operations are non-GAAP financial measures. See Appendix A to this proxy statement for a definition of these measures.

              Strong Stock Price Performance.    Our strong annual total stockholder return (TSR) of 44% in fiscal 2016 (September 25, 2015 to September 30, 2016) contributed to our cumulative TSR of 40% for the fiscal 2014 to 2016 period (September 27, 2013 to September 30, 2016). We compare our TSR to the S&P 1000 and our TSR peer group (listed on p. 57 of this proxy statement), and outperformed both in fiscal 2016 and over the cumulative three-year period. TSR measures the return that we have provided our stockholders, including stock price appreciation and dividends paid (assuming reinvestment thereof).

One- and Three-Year TSR

              Disciplined Capital Allocation.    Effectively deploying capital is one of our core strategies, and we have been consistently disciplined in our execution of that strategy by returning cash to our stockholders through dividends and stock repurchases, while being a strategic investor with respect to acquisitions. Over the last three years, we have returned $327 million to stockholders. In November 2016, our Board announced a quarterly dividend and approved a new $200 million buyback program.

Return of Cash to Stockholders

CORPORATE GOVERNANCE HIGHLIGHTS

              Our corporate governance policies and practices reflect our values, and allow our Board to effectively oversee our company in the interest of creating long-term value. The key elements of our program and the related benefits to our stockholders are set forth below:

Our Practice or Policy	Description and Benefit to Our Stockholders

STOCKHOLDER RIGHTS

Annual Election of Directors	Our directors are elected annually, reinforcing their accountability to our stockholders.

Single Class of Outstanding Voting Stock	We have no class of preferred stock outstanding, which means that our common stockholders together control our company with equal voting rights.

Majority Voting for Director Elections	We have a majority vote standard for uncontested director elections, which increases Board accountability to stockholders.

Mandatory Director Resignation Policy	Incumbent directors who receive more "AGAINST" votes than "FOR" votes must tender their resignation to the Board for consideration.

No Poison Pill	We do not have a stockholder rights plan (commonly referred to as a "poison pill").

Stockholder Calls for Special Meetings	Our bylaws allow stockholders owning 20% or more of our outstanding shares to call a special meeting of stockholders.

BOARD STRUCTURE

Governance Policies	Our Corporate Governance Policies provide stockholders with information regarding the best practice principles of our corporate governance program and Board framework.

90% Independent	All of our current directors, except our Chairman/Chief Executive Officer (CEO), are independent, ensuring that our directors oversee our company without undue influence from management.

Robust Presiding Director Role	Our Presiding Director is selected by our independent directors for a four-year term to perform clearly delineated duties, such as presiding at executive sessions of our Board and serving as the principal liaison between the independent directors and the CEO.

Committee Governance	Our Board Committees have written charters that clearly establish their respective roles and responsibilities, and are comprised exclusively of independent directors. Committee composition and charters are reviewed annually by our Board.

Mandatory Retirement	We have adopted a mandatory director retirement age of 75, which helps ensure regular refreshment of our Board.

Board Refreshment	Our Board's Nominating and Corporate Governance (NCG) Committee annually reviews our Board composition, which helps ensure we have the right balance between continuity and fresh perspectives. We added two new directors in 2013 and one new director in 2016, thereby reducing the average tenure of the Board.

Annual Performance Evaluations	Our NCG Committee oversees an annual performance evaluation of our Board, and its Committees and leadership, to ensure they continue to serve the best interests of stockholders.

Access to Management and Experts	Our Board and Committees have complete access to all levels of management and can engage advisors at our expense, giving them access to employees with direct responsibility for managing our company and experts to help them fulfill their oversight responsibilities on behalf of our stockholders.

Succession Planning	Our Board's NCG Committee and/or our full Board reviews potential CEO and other senior executive successors annually to develop our future leaders and ensure we can sustain business continuity if any of these key employees were to leave our company.

EXECUTIVE COMPENSATION

At-Risk, Performance-Based Compensation	For fiscal 2016, 82% of our CEO's target total direct compensation (TDC), and an average of 65% of our other Named Executive Officers' (NEOs') target TDC, was at-risk (all compensation components other than base salary). Further, 67% of our CEO's target TDC, and an average of 55% of our other NEOs' target TDC, was performance-based (annual incentive plan (AIP) award, options and performance share units (PSUs)).

Annual Say-on-Pay Vote	Stockholders have the opportunity annually to cast an advisory vote on our executive compensation. In Item 3 of the proxy statement, the Board is recommending that the stockholders continue to have the opportunity to cast an annual advisory vote on executive compensation.

Executive and Director Stock Ownership Guidelines	All of our directors (other than Ms. Maguire who joined the Board in November 2016) and executive officers have met our stock ownership guidelines, helping ensure the alignment of their interests with those of our stockholders.

Best Practices	Our executive compensation program reflects a number of best practices that are summarized at the end of this proxy summary and in the executive summary of the Compensation Discussion and Analysis section of our proxy statement.

v

2017 DIRECTOR NOMINEES

              Our Board has overseen the continuing transformation or our company, including our strategic decision to exit RCM at the end of fiscal 2014 and the continued focus on our high-end consulting and engineering business. Further, the Board has overseen the continuation of our capital allocation plan, which included share repurchases of $100 million and cash dividends of $20 million in fiscal 2016. Our Board members have demonstrated their commitment to diligently and effectively executing their fiduciary duties on behalf of our stockholders, and we recommend that each of the following currently serving directors be re-elected at the Annual Meeting.

Name	Age	Director Since	Principal Occupation	Independent	AC	CC	GC	SC

Dan L. Batrack	58	2005	Chairman and CEO, Tetra Tech, Inc.	No

Hugh M. Grant	80	2003	Retired Vice Chair & Regional Managing Partner, Ernst & Young LLP	Yes	C		M

Patrick C. Haden	63	1992	Special Advisor to the President, University of Southern California	Yes		M	M

J. Christopher Lewis	60	1988	Managing Director, Riordan, Lewis & Haden	Yes	M	M

Joanne M Maguire	62	2016	Retired Executive Vice President, Lockheed Martin Space Systems Company	Yes			C	M

Kimberly E. Ritrievi	58	2013	President, The Ritrievi Group LLC	Yes	M			M

Albert E. Smith (PD)	67	2005	Retired Executive Vice President, Lockheed Martin	Yes			M	C

J. Kenneth Thompson	65	2007	President and CEO, Pacific Star Energy, LLC	Yes		C		M

Kirsten M. Volpi	52	2013	EVP for Finance and Administration, COO, CFO and Treasurer, Colorado School of Mines	Yes	M	M

AC = Audit Committee         CC = Compensation Committee         GC = Nominating and Corporate Governance Committee
SC = Strategic Planning and Enterprise Risk Committee         M = Member         C = Chair         PD = Presiding Director

              Director Richard H. Truly, a member of our Board since 2003, will be retiring on the date of the Annual Meeting. Admiral Truly is an independent director and member of the NCG Committee and the Strategic Planning and Enterprise Risk Committee.

EXECUTIVE COMPENSATION HIGHLIGHTS

              Our Board's Compensation Committee designs our executive compensation program to motivate our executives to execute our business strategies and deliver long-term stockholder value. We pay for performance, with compensation dependent on our achieving financial and business performance objectives that advance the interests of our stockholders.

              We value our stockholders' opinions about our governance and compensation practices, and we actively solicit input through our stockholder outreach program. Based on stockholders' feedback and on the Compensation Committee's further review of certain "best practices," the Committee made a number of changes to the executive compensation program for fiscal years 2015 and 2016, including:

    •
    Increasing the percentage of long-term incentives that are performance-based;
    •
    Increasing the vesting period for performance share units; and
    •
    Eliminating the "single trigger" acceleration of new equity awards upon a change in control.

              Additional information about these and other changes is in the Compensation Discussion and Analysis section of this proxy statement. In advance of the 2017 Annual Meeting, we engaged in telephonic, email and/or in-person discussions with stockholders representing more than 50% of our outstanding shares.

              The TDC paid to our executives is comprised of the following three components:

•
Base salary;

•
Performance-based cash incentive under our AIP; and

•
Long-term performance-based incentives (LTIs) delivered in equity and consisting of:

•
50% PSUs with cliff vesting after a three-year performance period based 50% on earnings per share (EPS) growth and 50% on relative TSR,

•
25% stock options vesting over four years, and

•
25% restricted stock units (RSUs) vesting over four years.

Fiscal 2016 Elements of Annual and Long-Term Compensation

              We structure our Named Executive Officers' (NEOs') TDC so that it results in payments that approximate the market median, giving consideration to various factors, including: responsibilities, individual performance, tenure, retention, company performance, succession planning and competitive market levels. The majority of this compensation is tied to financial, operational or stock price performance and is therefore "at risk", meaning that if we fail to achieve our financial objectives and create stockholder value, our executives may ultimately not realize some or all of the performance-based components of compensation. In fiscal 2016, 82% of our CEO's target TDC, and an average of 65% of our other NEOs' target TDC, was at-risk (all compensation components other than base salary). Further, 67% of our CEO's target TDC, and an average of 55% of our other NEOs' target TDC, was performance-based (AIP award, options and PSUs).

Fiscal 2016 Target Total Direct Compensation Mix*

*
See the Compensation Discussion and Analysis section of this proxy statement for a description of the manner in which these amounts are determined.

Pay for Performance

              Our Compensation Committee designed the executive compensation program to reflect its philosophy that a majority of compensation should be tied to our success in meeting predetermined performance objectives, the achievement of which should positively influence our stock price. The objective is to motivate the executives to achieve these annual and long-term financial goals for the benefit of our stockholders. The following chart provides information concerning our CEO's total realized compensation, as a percentage of total realizable (reported) compensation, in each of fiscal years 2013 through 2016, together with our three-year cumulative TSR performance at the conclusion of each of those fiscal years. See the Compensation Discussion and Analysis and the Summary Compensation Table in this proxy statement for additional information.

CEO Realized Compensation and Three-Year Cumulative TSR

	2013	2014	2015	2016

Realized Compensation, % Total	63%	59%	51%	69%
Three Year Cumulative TSR	23%	35%	–3%	40%

Compensation Best Practices

              As summarized below and described in further detail in the Compensation Discussion and Analysis, our executive compensation program is aligned with our goals and strategies and reflects best practices.

What We Do

✔
Pay for performance: in fiscal 2016, 82% of our CEO's target TDC, and an average of 65% of our other NEOs' target TDC, was at-risk; and 67% of our CEO's target TDC, and an average of 55% of our other NEOs' target TDC, was tied to company performance
✔
Emphasize long-term performance: in fiscal 2016, 61% of our CEO's target TDC, and an average of 41% of our other NEOS' target TDC, was equity-based and thereby tied to creating stockholder value
✔
Use double-trigger change of control vesting provisions: vesting of equity following a change of control requires a qualifying termination of employment within two years
✔
Maintain stock ownership guidelines for both executives and the Board of Directors
✔
Maintain clawback policy
✔
Use an independent compensation consultant retained directly by the Compensation Committee
✔
Regularly assess potential risks relating to our compensation policies and practices
✔
Annually review the Compensation Committee's charter and evaluate the Compensation Committee's performance

What We Don't Do

X
Have employment agreements with our NEOs
X
Excise tax gross up payments in connection with change of control severance benefits
X
Provide gross-ups to cover tax liabilities associated with executive perquisites
X
Permit directors or officers to hedge or pledge company stock
X
Grant stock options with an exercise price less than the fair market value on the date of grant
X
Re-price or exchange stock options without stockholder approval
X
Promise multi-year guarantees for bonus payouts or salary increases
X
Pay accrued dividend equivalents unless and until the underlying equity awards vest

FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

              Our Board recognizes the importance of receiving regular input from our stockholders on important issues such as our executive compensation. Further, a well-structured compensation program should include plans that drive the creation of stockholder value over the long-term. Accordingly, the Board believes that it is in the best interest of our company and its stockholders to receive advisory input from our stockholders on our executive compensation program each year.

RATIFICATION OF APPOINTMENT OF PWC

              Our Board's Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the 2017 fiscal year, and our Board is seeking stockholder ratification of the appointment. PwC is knowledgeable about our operations and accounting practices, and is well qualified to act as our independent registered public accounting firm. The Audit Committee considered the qualifications, performance and independence of PwC, the quality of its discussions with PwC, and the fees charged by PwC for the level and quality of services provided during fiscal 2016, and has determined that the reappointment of PwC is in the best interest of our company and its stockholders.

x

PROXY STATEMENT FOR TETRA TECH, INC.
2017 ANNUAL MEETING OF STOCKHOLDERS

CORPORATE GOVERNANCE, SUSTAINABILITY AND CORPORATE SOCIAL RESPONSIBILITY

              Our mission is to be the premier worldwide consulting and engineering firm, focusing on water, environment, infrastructure, resource management, energy and international development services. We are renowned for our expertise in providing water-related services for public and private clients. We typically begin at the earliest stage of a project by identifying technical solutions and developing execution plans tailored to our clients' needs and resources. Our solutions may span the entire life cycle of consulting and engineering projects.

              Our reputation for high-end consulting and engineering services and our ability to apply our skills to develop solutions for water and environmental management has supported our growth over 50 years. By combining ingenuity and practical experience, we have helped to advance solutions for managing water, protecting the environment, providing energy, and engineering the infrastructure for our cities and communities.

CORPORATE GOVERNANCE

              Under the oversight of our Board of Directors, we have designed our corporate governance program to ensure continued compliance with applicable laws and regulations, the rules of the Securities and Exchange Commission (SEC) and the listing standards of the Nasdaq Stock Market (Nasdaq), and to reflect best practices as informed by the recommendations of our outside advisors, the voting guidelines of our stockholders, the policies of proxy advisory firms, and the policies of other public companies.

              We are committed to operating with honesty and integrity, and maintaining the highest level of ethical conduct. We encourage stockholders to visit the Corporate Governance section of our website, which includes the following corporate governance documents:

    •
    Code of Business Conduct;

    •
    Finance Code of Professional Conduct, which applies to our CEO and all members of our finance department, including our chief financial officer and principal accounting officer;

    •
    Corporate Governance Policies;

    •
    Charters for our Board's Audit Committee, Compensation Committee, NCG Committee, and Strategic Planning and Enterprise Risk Committee; and

    •
    Stock Ownership Guidelines.

              You can access these documents by going to our website at www.tetratech.com/en/corporate-governance, but should note that information on our website is not and should not be considered part of, nor is it incorporated by reference into, this proxy statement. You can also receive copies of these documents, without charge, by written request mailed to our Corporate Secretary at Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, California 91107.

              We maintain a hotline that is available to all employees for the anonymous submission of employee complaints. All complaints go directly to our General Counsel, and all complaints relating to accounting, internal controls or auditing matters also go directly to the Chairman of our Audit Committee. We also maintain an internal audit control function that provides critical oversight over the key areas of our business and financial processes and controls, and reports directly to the Audit Committee. Our Board has also adopted a written related person transactions policy. Under the policy, the Audit Committee (or other committee designated by the NCG Committee) reviews transactions between us and "related persons."

              Our company conducts its business on the bases of the quality of its services and the integrity of its association with its clients and others. Our Code of Conduct demonstrates our commitment to ascribe to the highest standards of ethical conduct in the pursuit of our business, and applies to all of our directors, officers and employees. It has been translated into five languages, and our employees are trained on it and affirm their commitment to comply with it when they first join our company and periodically thereafter.

SUSTAINABILITY

              Tetra Tech supports clients in more than 100 countries around the world, helping them to solve complex problems and achieve solutions that are technically, socially and economically sustainable. Our high-end consulting and engineering services focus on using innovative technologies and creative solutions to minimize environmental impacts. Our greatest contribution toward sustainability is through the projects we perform every day for our clients. Sustainability is embedded in our projects – from recycling freshwater supplies to recycling water products, reducing energy consumption, and reducing greenhouse gas emissions in developing countries.

              Our Sustainability Program allows us to further expand our commitment to sustainability by encouraging, coordinating and reporting on actions to minimize our collective impacts on the environment. Our Sustainability Program has three primary pillars: Projects – the solutions we provide for our clients; Procurement – our procurement and subcontracting approaches; and Processes – the internal policies and processes that promote sustainable practices, reduce costs and minimize environmental impacts. In addition, our program is based on the Global Reporting Initiative (GRI) Sustainability Report Framework, the internationally predominant sustainability reporting protocol for corporate sustainability plans.

              Our Sustainability Program is led by our Chief Sustainability Officer, who has been appointed by executive management and is supported by other key corporate and operations representatives via our Sustainability Council. We have established a clear set of metrics to evaluate our progress toward our sustainability goals. Each metric corresponds with one or more performance indicators from GRI, and they include economic, health and safety, information technology, human resources and real estate considerations. We continuously implement sustainability-related policies and practices, and we assess the results of our efforts in order to improve upon them in the future. Our executive management team reviews and approves the Sustainability Program and evaluates our progress in achieving the goals and objectives outlined in our plan. We publish an annual sustainability report that documents our progress.

CORPORATE SOCIAL RESPONSIBILITY

              Our company seeks clear, sustainable solutions that improve the quality of life. We take this responsibility seriously because our work often places us at the center of our clients' environmental, safety and sustainability challenges. These challenges often involve the opinions of public, industry and government stakeholders who seek our advice on complex issues. We have helped thousands of towns, cities, industries and governments find sustainable solutions to complex issues concerning resource management and infrastructure.

              To provide solutions to these challenges, we believe in maintaining our technical objectivity. We have designed progressive, green buildings in New York City, helped the U.S. Department of Defense with pollution prevention and clean-up, and helped many Fortune 500 companies balance environmental needs with business goals. We also encourage our professionals to participate in outreach programs. Our associates and offices participate in many nonprofit agencies and projects within their local communities. As a sponsor of the nonprofit humanitarian organization Engineers Without Borders USA and Engineers Without Borders Canada, we are committed to helping communities in developing countries meet their basic human needs through lasting, scalable projects and technologies.

OUR BOARD OF DIRECTORS

OVERVIEW

              Our Board of Directors is responsible for overseeing, counseling and directing management in serving the long-term interests of our company and stockholders, with the goal of building long-term stockholder value and ensuring the strength of our company for our clients, employees and other stakeholders. In this capacity, the Board's primary responsibilities include establishing an effective corporate governance program, with a Board and Committee structure that ensures independent oversight; overseeing our business, strategies and risks; maintaining the integrity of our financial statements; evaluating the performance of our senior executives and determining their compensation; undertaking succession planning for our CEO and other senior executives; and reviewing our annual operating plan and significant strategic and operational objectives and actions.

BOARD COMPOSITION

              Our bylaws provide that our Board consist of between five and ten directors, with the exact number fixed from time to time by Board resolution. Our Board has ten members. We believe a limited number of directors helps maintain personal and group accountability. Our Board is independent in composition and outlook, other than our CEO. Nine of our current directors have been nominated for election by the Board of Directors upon recommendation by the NCG Committee and have decided to stand for election. Admiral Richard H. Truly has elected to retire from the Board at the conclusion of his current term.

Name	Director Since	Principal Occupation	Independent	AC	CC	GC	SC

Dan L. Batrack	2005	Chairman and CEO, Tetra Tech, Inc.	No

Hugh M. Grant	2003	Retired Vice Chair & Regional Managing Partner, Ernst & Young LLP	Yes	C		M

Patrick C. Haden	1992	Special Advisor to the President, University of Southern California	Yes		M	M

J. Christopher Lewis	1988	Managing Director, Riordan, Lewis & Haden	Yes	M	M

Joanne M. Maguire	2016	Retired Executive Vice President, Lockheed Martin Space Systems Company	Yes			C	M

Kimberly E. Ritrievi	2013	President, The Ritrievi Group LLC	Yes	M			M

Albert E. Smith (PD)	2005	Retired Executive Vice President, Lockheed Martin Corporation	Yes			M	C

J. Kenneth Thompson	2007	President and CEO, Pacific Star Energy, LLC	Yes		C		M

Kirsten M. Volpi	2013	Executive Vice President, Chief Operating Officer, and Chief Financial Officer and Treasurer, Colorado School of Mines	Yes	M	M

AC = Audit Committee         CC = Compensation Committee         GC = Nominating and Corporate Governance Committee
SC = Strategic Planning and Enterprise Risk Committee         M = Member         C = Chair         PD = Presiding Director

BOARD MEETINGS AND ATTENDANCE

              During fiscal 2016, our Board of Directors held seven meetings. During this period, all of the incumbent directors attended or participated in more than 90% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which each such director served, during the period for which each such director served. Our directors are strongly encouraged to attend the annual meeting of stockholders, and all of our directors then in office attended last year's annual meeting.

CORPORATE GOVERNANCE POLICIES

              Our Corporate Governance Policies, as updated in July 2016, provide the corporate governance framework for our company and reflect the beliefs of our Board with respect to the matters described below. They are reviewed at least annually and amended from time to time to reflect changes in regulatory requirements, evolving market practices, and recommendations from our stockholders and advisors.

Matter	Description of Policy

Board Composition

Reasonable Size. Our Board is between five and ten directors.

No Over-Boarded Directors. Our directors sit on three or fewer other public company boards.

Mandatory Retirement. Our Board has fixed the retirement age for directors at 75; however, Mr. Grant has been exempted because of his special qualifications and experience, and the Board has waived this mandatory retirement requirement solely for him. There are no established term limits on service.

Director Independence	Majority Independent. A majority of our directors satisfy the Nasdaq independence standards.

Regular Executive Sessions. Our independent directors meet in executive session following each meeting of the Board, each meeting of the Audit Committee, and certain other Committee meetings.

Board Leadership Structure	Robust Presiding Director Role. Since our CEO is also Chairman, our independent directors selected one of themselves to serve as Presiding Director, with established roles and responsibilities. See "Board Leadership Structure" for further details.

Annual Review. The Board appoints a Chair and determines whether the positions of Chair and CEO will be held by one individual or separated.

Board Committees	Independence. Board Committees are comprised only of independent directors.

Governance. Board Committees act under charters setting forth their purposes and responsibilities, which charters are evaluated annually. The charters allow for the engagement, at our expense, of independent legal, financial or other advisors as the directors deem necessary or appropriate.

Attendance. Directors prepare for and attend all meeting of our Board and its Committees on which they serve, and are strongly encouraged to attend all annual stockholder meetings.

Director Qualifications	Diverse and Relevant Experience. The NCG Committee works with the Board to determine the appropriate characteristics, skills and experiences for the directors. We are committed to selecting candidates regardless of gender, ethnicity and national origin.

Board Duties	Management Succession Planning. Our Board conducts executive succession planning annually, including progress in current job position and career development in terms of strategy, leadership and execution.

Financial Reporting, Legal Compliance and Ethical Conduct. Our Board maintains governance and oversight functions, but our executive management maintains primary responsibility.

Stock Ownership Guidelines. To align the interests of stockholders with the directors and executive officers, our Board has established stock ownership guidelines.

Continuous Board Improvement	New Director Orientation. All new directors participate in an orientation program to familiarize themselves with our company.

Continuing Education. Directors continue their education through meetings with executive management and other managers to enhance the flow of meaningful financial and business information. They also receive presentations to assist with their continuing education.

Annual Performance Evaluations. The NCG Committee oversees an annual self-assessment process to ensure our Board and Committees are functioning effectively.

DIRECTOR INDEPENDENCE

              Upon recommendation of the NCG Committee, our Board of Directors has determined that, as of the date of this proxy statement, each member of the Board of Directors other than Mr. Batrack is independent under the criteria established by Nasdaq for director independence. Mr. Batrack is not independent because he is an employee.

              In connection with the assessment of Mr. Thompson's independence, we reviewed the facts and circumstances of his role as an independent director of Coeur Mining, Inc. and Pioneer Natural Resources Company, two of our clients, and Alaska Air Group, Inc., one of our vendors. We concluded that Mr. Thompson is an independent director because his role at each of these companies is limited to that of an independent director, each of the companies is a large public company, and the amount of business done with each of the companies is immaterial to us (less than 1% of our fiscal 2016 net revenue) and each such company.

              All members of each of our Audit, Compensation, NCG, and Strategic Planning and Enterprise Risk committees are independent directors. In addition, the members of the Audit Committee meet the additional independence criteria required for audit committee membership under applicable Nasdaq listing standards, and each has been determined by our Board to be an "audit committee financial expert" under SEC rules.

              There were no payments by third parties to any of our directors or director nominees in connection with their candidacy for, and/or service on, our Board of Directors.

BOARD LEADERSHIP STRUCTURE

              We currently have a combined Chairman/CEO role, as well as an independent Presiding Director. We believe that the combined Chairman/CEO role is appropriate because it allows for one individual to lead our company with a cohesive vision, the ability to execute that vision, and the understanding of the significant enterprise risks that need to be mitigated or overcome to achieve that vision. It also fosters clear accountability, effective decision-making and alignment on corporate strategy. Combined leadership at the top also provides the necessary flexibility for us to rapidly address the changing needs of our business.

              Balancing our combined Chairman/CEO is our Presiding Director, elected by and from the independent directors, who has critical duties in the boardroom to ensure effective and independent oversight of Board decision-making. In November 2015, the Board determined that the role of Presiding Director would rotate to ensure independence, and the term would be four years. At a meeting in January 2016, the independent directors elected Mr. Smith to serve as Presiding Director for a four-year term ending in January 2020.

              Our Governance Policies describe the Presiding Director's duties, which delineate clear responsibilities to ensure independent stewardship of our Board, as summarized below.

Presiding Director Roles and Responsibilities:

•

scheduling meetings of the independent directors;

•

chairing the separate meetings of the independent directors;

•

serving as principal liaison between the independent directors and the Chairman/CEO on sensitive issues;

•

communicating with the Chairman/CEO, and disseminating information to the rest of the Board of Directors as appropriate;

•

providing leadership to the Board of Directors if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict; and

•

being available, as appropriate, for communication with stockholders.

              Supplementing the Presiding Director are our Committee Chairs and members, all of whom are independent. With the Compensation Committee conducting a rigorous annual evaluation of the CEO's performance that is discussed by all independent directors during executive sessions, we believe our Board leadership structure provides independent oversight of our company.

BOARD COMMITTEES

              Each of our Board committees has a written charter that describes its purposes, membership, meeting structure, authority and responsibilities. These charters, which may be found in the "Corporate Governance" section of our website at www.tetratech.com/en/corporate-governance, are reviewed by the respective committee on an annual basis, with any recommended changes adopted upon approval by our Board. Updated charters are promptly posted on our website.

              We have four standing committees consisting solely of independent directors, each with a different independent director serving as chairperson of the committee. Our Board committees are: the Audit Committee, the Compensation Committee, the NCG Committee, and the Strategic Planning and Enterprise Risk Committee. We hold our Board committee meetings sequentially (i.e., committee meetings do not overlap with one another). As a result of holding sequential meetings, each of our Board members is given the opportunity to attend each committee meeting. We believe this practice is highly beneficial to our Board as a whole and the company in general because each of our Board members is aware of the detailed work conducted by each Board committee. This practice also affords each of our Board members the opportunity to provide input to the committee members before any conclusions are reached.

              The primary responsibilities, membership and meeting information for our four standing committees are summarized below.

Audit Committee

Current Members:

    Hugh M. Grant (Chair)
    J. Christopher Lewis
    Kimberly E. Ritrievi
    Kirsten M. Volpi

Meetings in Fiscal 2016:    5

Average Attendance in Fiscal 2016:
    95%

All members satisfy the audit committee experience and independence standards required by Nasdaq, and have been determined to be financially literate.

Each member of the Audit Committee has been determined to be an "audit committee financial expert" under applicable SEC regulations.

Responsibilities:

•

reviewing our significant accounting principles, policies and practices in reporting our financial results under generally accepted accounting principles;

•

reviewing our annual audited financial statements and related disclosures;

•

reviewing management letters or internal control reports, and reviewing our internal controls over financial reporting;

•

reviewing the effectiveness of the independent audit effort;

•

appointing, retaining and overseeing the work of the independent accountants;

•

pre-approving audit and permissible non-audit services provided by the independent registered public accounting firm;

•

reviewing our interim financial results for each of the first three fiscal quarters;

•

reviewing and discussing the reports of our internal Management Audit Department;

•

reviewing and discussing financial, liquidity, tax and treasury, litigation and Sarbanes-Oxley (SOX) compliance matters in accordance with our enterprise risk management (ERM) responsibility matrix;

•

reviewing and overseeing related party transactions;

•

reviewing complaints regarding accounting, internal controls or auditing matters; and

•

preparing the annual Audit Committee Report to be included in the proxy statement.

Compensation Committee

Current Members:

    J. Kenneth Thompson (Chair)
    Patrick C. Haden
    J. Christopher Lewis
    Kirsten M. Volpi

Meetings in Fiscal 2016:    5

Average Attendance in Fiscal 2016:
    100%

All members satisfy the independence standards required by Nasdaq.

All members qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and as "outside directors" under Section 162(m) of the Internal Revenue Code.

Responsibilities:

•

reviewing and approving the annual base salaries and annual incentive opportunities of the CEO and other executive officers, including an evaluation of the performance of the executive officers in light of our performance goals and objectives;

•

reviewing and approving, as they affect the executive officers, all other incentive awards and opportunities, any employment agreements and severance arrangements, any change-in-control agreements, and any special or supplemental compensation and benefits;

•

reviewing and discussing comments provided by stockholders and proxy advisory firms regarding our executive compensation;

•

overseeing our compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters;

•

reviewing director and executive officer stock ownership under our Stock Ownership Guidelines;

•

reviewing and discussing incentives and rewards in accordance with our ERM responsibility matrix;

•

making recommendations to the Board with respect to incentive-based compensation plans, equity-based plans and executive benefits;

•

reviewing and approving all grants of equity awards;

•

reviewing and discussing the annual Compensation Discussion and Analysis and Compensation Committee Report to be included in the proxy statement; and

•

retaining and working with the independent compensation consultant.

Nominating and Corporate Governance Committee

Current Members:

    Joanne M. Maguire (Chair)
    Hugh M. Grant
    Patrick C. Haden
    Albert E. Smith
    Richard H. Truly

Meetings in Fiscal 2016:    4

Average Attendance in Fiscal 2016:
    100%

All members satisfy the independence standards required by Nasdaq.

Responsibilities:

•

developing criteria for nominating and appointing directors, including Board size and composition, corporate governance policies, and individual director expertise, attributes and skills;

•

recommending to the Board the individuals to be nominated as directors;

•

recommending to the Board the appointees to be selected for service on the Board committees;

•

overseeing an annual review of the performance of the Board and each committee;

•

reviewing annually the adequacy of the committee charters and recommending proposed changes to the Board;

•

making recommendations to the Board on changes in the compensation of non-employee directors;

•

reviewing the succession plans relating to the positions held by executive officers;

•

reviewing our Code of Conduct and anti-fraud policies in accordance with our ERM responsibility matrix; and

•

considering any conflict of interest issues between us and directors or executive officers.

Strategic Planning and Enterprise Risk Committee

Current Members:

    Albert E. Smith (Chair)
    Joanne M. Maguire
    Kimberly E. Ritrievi
    J. Kenneth Thompson
    Richard H. Truly

Meetings in Fiscal 2016:    2

Average Attendance in Fiscal 2016:
    100%

All members satisfy the independence standards required by Nasdaq.

Responsibilities:

•

overseeing our strategic planning process, and working with management to plan the annual offsite Strategic Planning and Enterprise Risk meeting;

•

reviewing and recommending to the Board certain strategic decisions regarding our exit from existing lines of business, entry into new lines of business, acquisitions, joint ventures, investments in or dispositions of businesses, and reviewing and approving our capital allocation strategy;

•

reviewing, as requested by management, our bid and proposal strategy for high risk contracts;

•

overseeing our ERM policies and procedures, and working with our Risk Management Officer on ERM reports to the Board; and

•

reviewing, as determined by management, any changes in technology and regulatory trends to assess the impact of technology and regulatory changes on business strategy and resource allocation.

EXECUTIVE SESSIONS

              Our Board believes it is important to have executive sessions without our CEO being present, which are scheduled after every regular meeting of the Board. Our independent directors have robust and candid discussions at these executive sessions during which they can critically evaluate the performance of our company, CEO and management.

              In addition, executive sessions of the Audit Committee are scheduled following each regular meeting of the Audit Committee (with our independent auditors, with the head of our Management Audit Department, and with executive management, if deemed necessary), and an executive session of the Compensation Committee is scheduled following the Compensation Committee meeting each November at which executive compensation determinations are made.

RISK OVERSIGHT

ENTERPRISE RISK MANAGEMENT (ERM) AND STRATEGIC RISKS

              We believe that risk is inherent in the pursuit of long-term growth opportunities. Our management is responsible for day-to-day risk management activities. The Board of Directors, acting directly and through its committees, is responsible for the oversight of our risk management. With this oversight, we have implemented an ERM program with practices and policies designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.

              The Strategic Planning and Enterprise Risk Committee is responsible for the oversight of the ERM. Our Corporate Risk Management Officer reports the status of the ERM to this committee on a semi-annual basis. The reports address our risk management effectiveness, those projects that may significantly impact our financial condition, and any new risk issues and mitigation measures that have been implemented.

              As part of the overall risk oversight framework, other committees of the Board also oversee certain categories of risk associated with their respective areas of responsibility to better coordinate with management and serve the long-term interests of our stockholders. Our Board receives reports from the committees regarding topics discussed at the committee meetings, which include the areas of risk overseen primarily by the committees.

              In addition, the Board participates in regular discussions among the directors and with our senior management with respect to several core subjects in which risk oversight is an inherent element, including strategy, operations, finance, mergers and acquisitions, and legal matters. The Board believes that the leadership structure described above under "Board Leadership Structure" facilitates the Board's oversight of risk management because it allows the Board, with leadership from the Presiding Director and working through its committees, to participate actively in the oversight of management's actions.

OVERSIGHT OF RISK

Board or Committee	Major Areas of Responsibility

Board of Directors	• Annual operating plan; • Corporate governance; • Major initiatives; mergers and acquisitions; • Business development; • Project execution; and • Major markets and clients

Audit Committee	• Financial metrics and measures; • Liquidity and cash flow; • Tax and treasury strategy; • Fiscal discipline; • Litigation and claims; and • Sarbanes-Oxley compliance

Compensation Committee	• Management incentives and awards

Nominating and Corporate Governance Committee	• Code of Conduct; and • Anti-fraud policies

Strategic Planning and Enterprise Risk Committee	• Business planning and performance; • Risk appetite and tolerance; • Bids and proposals; • Capital structure; • Technology risk; and • Corporate ERM

RISKS ASSOCIATED WITH COMPENSATION POLICIES AND PRACTICES

              As described in the Compensation Discussion and Analysis section of this proxy statement, we maintain best practices in compensation and corporate governance that collectively encourage ongoing risk assessment and mitigation. The Compensation Committee periodically reviews our executive compensation program to ensure that it does not provide incentives that encourage our employees to take excessive risks in managing their respective businesses or functional areas. Our compensation program includes the following safeguards:

    •
    the program balances executive retention with rewarding stockholder value creation;

    •
    the majority of executive compensation is variable, with a mix that is consistent with market practices and primarily equity-based to promote long-term performance and sustainable growth;

    •
    the incentive mix is balanced, with short- and long-term performance metrics that do not overlap, cover different time periods and are balanced among annual financial objectives and long-term economic and stockholder value creation;

    •
    our AIP and LTIs appropriately balance profitable growth in the near term with sustainable long-term financial success, use multiple performance metrics, measure performance at multiple levels (corporate, business group and individual), and provide realized compensation based primarily on our performance;

    •
    the Compensation Committee may exercise downward discretion to adjust AIP awards based on individual performance;

    •
    AIP awards are not guaranteed, with below threshold performance yielding zero payout, and payments subject to an overall cap of 200%;

    •
    our PSU equity awards are performance-based, use multiple performance metrics, are subject to maximum payout opportunities to encourage appropriate performance focus and limit potential risk-taking, and cliff vest at the end of three years;

    •
    our change of control plans are reasonable and appropriate, with change of control benefits provided on a double-trigger basis and not grossed up for excise taxes; and

    •
    our clawback policy and stock ownership guidelines are consistent with market practices.

              Based on these and other factors, as well as the advice of its independent compensation consultant, the Compensation Committee has concluded that our compensation policies and practices strike an appropriate compensation-risk balance, do not encourage excessive risk-taking and do not as a whole create risks that are reasonably likely to have a material adverse effect on our company.

SUCCESSION PLANNING

              Our Board is involved in the identification and cultivation of our future leaders. We maintain an annual performance review process and leadership development program for our key employees. Management develops leadership at lower levels of our organization by identifying core talent, cultivating the skills and capabilities that will allow identified individuals to become our future leaders, assessing their development, and identifying gaps and developmental needs in skills and experience. At its meetings, the

Board has the opportunity to meet with leaders of our company, including business group leaders and leaders in finance, law, information technology, risk management and human resources. In addition, Board members have freedom of access to key employees.

              The NCG Committee conducts executive succession planning annually, including progress in current job position and career development in terms of strategy, leadership and execution. During this review, the CEO and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions, and development plans for the highest-potential candidates. This process ensures continuity of leadership over the long term, and it forms the basis on which we make ongoing leadership assignments.

BOARD AND COMMITTEE EVALUATIONS

              The NCG Committee oversees and conducts an annual evaluation of our Board and Board committees. Many of the improvements in our corporate governance practices and Board processes have resulted from the annual evaluation process. Our Board views the annual evaluation process as an integral part of its commitment to cultivating excellence and best practices in its performance.

ACTIVE STOCKHOLDER ENGAGEMENT AND COMMUNICATIONS POLICY

GOVERNANCE ENGAGEMENT

              We value our stockholders' opinions about our governance policies and practices, and we actively solicit input through our stockholder engagement program. In advance of the 2017 Annual Meeting, we proactively contacted our largest institutional stockholders, representing a majority of our then-outstanding shares, to solicit their views on our corporate governance and executive compensation programs. We welcome feedback on our corporate governance program that this active and ongoing engagement with stockholders provides.

CONTACTING THE BOARD

              Stockholders may contact our Board, Chairman, Presiding Director, any Committee or Committee Chair, or any other individual director concerning business-related matters by writing to: Board of Directors (or a particular subgroup or individual director), c/o Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, California 91107; or via email to asktheboard@tetratech.com.

ITEM 1 – ELECTION OF DIRECTORS

              Our bylaws provide for a Board of between five and ten directors, with the exact number fixed from time to time by a resolution of our Board. There are currently ten directors on our Board, nine of whom are nominated for election at the Annual Meeting due to Richard Truly's retirement. All directors are being nominated for a one-year term. The Board currently plans to fix the number of directors at nine upon Admiral Truly's retirement. Each of the nine nominees has consented to being named in this proxy statement and continue serving if elected.

MAJORITY VOTING STANDARD

              Our bylaws provide for the majority voting of directors in uncontested elections like this one. Consequently, in order to be elected, a nominee must receive more votes "for" than "against" and the number of votes "for" must be at least a majority of the required quorum. Should any of the nominees fail to receive the vote required to be elected in accordance with our bylaws, that director must promptly tender his or her resignation to the Board of Directors. In that event, the NCG Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will then act on the tendered resignation, taking into account the NCG Committee's recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results.

              In voting for the election of directors, each share has one vote for each position to be filled and there is no cumulative voting.

RECOMMENDATION OF BOARD OF DIRECTORS

              Our Board of Directors recommends that you vote FOR each of the director nominees.    The persons named as proxies will vote for the election of each of the nine nominees unless you specify otherwise. If any director nominee were to become unavailable prior to the Annual Meeting, your proxy would be voted for a substitute nominee designated by our Board or we would reduce the size of the Board.

SELECTION OF DIRECTOR NOMINEES

              Director nominees are generally recommended by the NCG Committee for nomination by our Board and subsequent election by our stockholders. Director nominees may also be recommended by the NCG Committee for appointment to our Board, with election by stockholders to follow at the next Annual Meeting. Our Board believes that the backgrounds and qualifications of our directors, considered as a group, provide a mix of complementary experience, knowledge and abilities that allows our directors to effectively fulfill their oversight responsibilities.

              In considering whether to recommend a candidate as a director nominee, the NCG Committee applies the criteria described in our Governance Policies, including independence, integrity, high personal and professional ethics, sound business judgment, integrity, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the NCG Committee takes into account many factors, including a general understanding of business development and strategy, risk management, finance, financial reporting, and other disciplines relevant to the success of a publicly-traded company in the then-current business environment; understanding of our business and the issues affecting that business; education and professional background; personal accomplishment; and diversity. The NCG Committee does not assign specific weights to the criteria, and no particular criterion is necessarily applicable to all nominees.

              In recommending candidates for election to the Board of Directors, the NCG Committee considers nominees recommended by directors, officers and others, using the same criteria to evaluate all candidates. The Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the NCG Committee recommends the candidate for consideration by the full Board. The Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

STOCKHOLDER SUBMISSION OF DIRECTOR NOMINEES

              Stockholders may recommend director candidates by submitting the candidate's name, together with his or her biographical information, professional experience and written consent to nomination, to NCG Committee Chair, c/o Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, CA 91107. To be considered at the 2018 Annual Meeting, stockholder nominations must comply with the requirements described in the last section of this proxy statement under Submission of Stockholder Items for 2018 Annual Meeting. The NCG Committee considers stockholder nominees on the same basis as it considers all other nominees.

DIRECTOR QUALIFICATIONS

              The qualifications that are particularly desirable for our directors to possess to provide oversight and stewardship of our company include the following:

Qualification	Description	Value to Our Board and Stockholders

Senior Leadership Experience	Service in a senior executive position	Provides us valuable external perspectives with which to assess our operations, execute our strategies, mitigate related risks, and improve our policies and procedures.

Industry and Technical Expertise	Experience in consulting and engineering services that focus on water, the environment, infrastructure, resource management and energy	Allows us to better understand the needs of our clients in developing our business strategies, as well as evaluate acquisition and divestiture opportunities.

Government Client Experience	Service in a position that requires interaction with government clients	Provides us experience and insight into working constructively with government agencies and administrators, and addressing significant public policy issues in areas related to our business and operations.

Business Development and Mergers and Acquisitions (M&A) Experience	Background in business development and in the analysis of proposed M&A transactions	Provides us insight into developing and implementing strategies for growing our business through combinations with other organizations, including analyses of the "fit" of a proposed acquisition with our company's strategy, the valuation of transaction, and the management plan for integration with existing operations.

Financial Sophistication	Understanding of accounting, auditing, tax, banking, insurance or investments	Helps us oversee our accounting, financial reporting and internal control processes, manage our capital structure, optimize capital allocation, and undertake significant transactions.

Public Board Experience	Prior or concurrent service on other SEC-reporting company boards	Demonstrates understanding of the extensive and complex oversight responsibilities of directors and helps reinforce management accountability for maximizing long-term stockholder value. Also provides insights into a variety of strategic planning, compensation, finance and governance practices.

              The graph below shows the qualifications of our director nominees:

BOARD REFRESHMENT

              Our Governance Policies reflect our belief that directors should not be subject to term limits. While term limits could facilitate fresh ideas and viewpoints being consistently brought to the Board, we believe they are counter-balanced by the disadvantage of causing the loss of a director who over a period of time has developed insight into our strategies, operations and risks, and continues to provide valuable contributions to Board deliberations. We believe that our decision not to establish term limits is consistent with the prevailing practice among companies in the S&P 1000. We recognize that certain governance stakeholders have suggested that longer-serving directors may have decreased independence and objectivity; however, we believe that an arbitrary decision to remove knowledgeable directors and the consistent oversight they bring weighs against strict restrictions on director tenure. Ultimately, it is our Board's responsibility to establish board refreshment policies, using its discretion in the best interest of our company and stockholders.

              We have adopted the policies shown below to facilitate refreshment of our Board and ensure that it continues to appropriately challenge our management.

POLICIES SUPPORTING BOARD REFRESHMENT

Policy	Description

Mandatory Resignation	Incumbent directors who are not elected by a majority vote of our stockholders must tender their resignation.

Retirement	The Board has fixed the retirement age for directors at 75 (determined as of the Annual Meeting following the director's birthday). However, Mr. Grant has been exempted because of his special qualifications and experience, and the Board has waived this mandatory retirement requirement solely for him.

Resignation Tendered Upon Retirement or Change in Principal Employment	A Director who retires from or changes his/her principal occupation or business association must offer to tender his/her resignation so that there is an opportunity for the Board, through the NCG Committee, to review the continued appropriateness of Board membership under the new circumstances.

Over-Boarding	Without specific approval from the Board, no director may serve on more than three other public company boards.

              The graph below shows the tenure of our director nominees:

DIRECTOR DIVERSITY

              As provided in our Governance Policies, we are committed to considering candidates for the Board regardless of gender, ethnicity and national origin. While diversity is a consideration, nominees are not chosen or excluded solely or primarily based on such basis. Rather, the NCG Committee focuses on skills, expertise and background to complement the existing Board in light of the diverse and global nature of our businesses and operations. The two independent directors appointed to our Board in 2013, and the new independent director appointed in 2016, are women.

2017 DIRECTOR NOMINEES

              The following pages provide information on each nominee for election at the Annual Meeting, including his or her age, board leadership roles held, and business experience during at least the past five years. We also indicate the name of any other public company for which each nominee currently serves as a director. For these purposes, "public company" means one that is required to file reports with the SEC.

              Presented below is information regarding each nominee's experience and qualifications that led our Board to the conclusion that he or she should serve as a director. We believe that each of these nominees has integrity and adheres to our high ethical standards. In addition, each nominee has demonstrated the ability to exercise sound judgment, as well as a commitment to serving the long-term interests of our stockholders.

DAN L. BATRACK

Age 58 Director since November 2005 Attendance at Fiscal 2016 Board Meetings: 100%

Select Business Experience

Tetra Tech, Inc.

•

Chief Executive Officer and a director from November 2005 to present

•

Chairman from January 2008 to present

•

President from October 2008 to present

•

Joined Tetra Tech's predecessor in 1980; served in numerous roles of increasing responsibility at our company, including project scientist, project manager, operations manager, senior vice president and president of an operating unit

•

Managed complex programs for many small and Fortune 500 clients, both in the U.S. and internationally

Select Skills and Qualifications

Senior leadership experience; industry and technical experience; government client experience; business development and M&A experience; financial sophistication

•

Eight years leading our company as Chairman, 11 years as Chief Executive Officer and seven years as President

•

Primary responsibility for our M&A strategy

•

Served as project manager on numerous government client projects

•

Member of Visitors Committee, University of Washington College of Engineering

•

Bachelor's degree in Business Administration from the University of Washington

Current Board Leadership Role

Chairman of the Board

HUGH M. GRANT

Age 80 Director since January 2003 Independent Attendance at Fiscal 2016 Board Meetings: 100%

Select Business Experience

38 years with Ernst & Young LLP (and its predecessor, Arthur Young & Company)

•

Vice Chairman and Regional Managing Partner of the Western United States

•

Served as the audit partner in charge of several large public companies, including those in the engineering and construction and defense industries

•

Served on Ernst & Young's 15-member Management Committee for ten years

•

Serves as the Vice Chairman and Chairman of the Audit Committee of Inglewood Park Cemetery since 1998

Select Skills and Qualifications

Senior leadership experience; financial sophistication

•

Served on the Management Committee of Ernst & Young, and as the Vice Chairman and Regional Managing Partner of the Western United States, which had 2,000 employees and 19 offices

•

38 years of financial and risk management expertise gained through auditing public companies

•

"Audit committee financial expert" under SEC rules

•

Certified Public Accountant

•

Bachelor of Science degree in Business, with distinction, from the University of Kansas

Current Board Leadership Roles

Chair, Audit Committee
Member, Nominating and Corporate Governance Committee

PATRICK C. HADEN

Age 63 Director since December 1992 Independent Attendance at Fiscal 2016 Board Meetings: 100% Other Public Company Board: TCW Strategic Income Fund

Select Business Experience

•

Special Advisor to the President, University of Southern California (USC), from July 2016 to present

•

Athletic Director, USC, from August 2010 to June 2016

•

Director of TCW Funds, TCW Strategic Income Fund (a closed end mutual fund listed on the NYSE 2), TCW Liquid Alternative Fund and Met West Funds, and serves on various Board committees of these companies

•

Director of Auto Club of Southern California, and on the Audit/Finance and Investment Committees, since 2016

•

General Partner of Riordan, Lewis & Haden (RLH), a Los Angeles-based private equity firm, from 1987 to August 2010

•

Director of several portfolio companies during his tenure at RLH

•

Serves on several foundation Boards: Rose Hills, Fletcher Jones, Unihealth and Mayr.

Select Skills and Qualifications

Senior leadership experience; business development and M&A experience; financial sophistication; public board experience

•

Served as the Athletic Director of a major university, which provided significant senior leadership and management experience

•

Leadership at a private equity firm provides significant experience in finance and investment, and in M&A transactions

•

Director roles at several TCW funds, one of which is publicly listed

•

Service on other boards

•

Rhodes Scholarship to Oxford University; degree in Economics

•

Practicing attorney from 1982 to 1987

Current Board Leadership Roles

Member, Nominating and Corporate Governance Committee
Member, Compensation Committee

J. CHRISTOPHER LEWIS

Age 60 Director since February 1988 Independent Attendance at Fiscal 2016 Board Meetings: 100%

Select Business Experience

•

Managing Director (and co-founder) of RLH since 1982

•

Director of several privately-held companies: The Chartis Group, RGM Group, Bluewolf Group and Silverado Senior Living

•

Previously served as a director of two publicly-traded companies

Select Skills and Qualifications

Senior leadership experience; business development and M&A experience; financial sophistication

•

34 years of leadership of a private equity firm and service as a director of several companies provides significant senior leadership, management, operational and financial experience

•

Private equity firm leadership provides significant experience in finance and investment, in evaluating new business opportunities, and in M&A transactions

•

"Audit committee financial expert" under SEC rules

•

Master's degree in Business Administration from the University of Southern California

Current Board Leadership Roles

Member, Audit Committee
Member, Compensation Committee

JOANNE M. MAGUIRE

Age 62 Director since November 2016 Independent Other Public Company Boards: CommScope, Inc. Visteon Corporation Attendance at Fiscal 2016 Board Meetings: N/A

Select Business Experience

•

Served as Executive Vice President of Lockheed Martin Space Systems Company (SSC), a provider of advanced-technology systems for national security, civil and commercial customers, from 2006 until retirement in 2013

•

Joined Lockheed Martin Corporation in 2003 and assumed leadership of SSC in 2006

•

Formerly with TRW's Space & Electronics sector (now part of Northrop Grumman), filling a range of progressively responsible positions from engineering analyst to Vice President and Deputy to the sector's CEO

•

Member of the Board of Directors of Draper Laboratory

Select Skills and Qualifications

Senior leadership experience; government client experience; industry and technical expertise; financial sophistication; public board experience

•

Held senior leadership positions within a publicly traded company in the technology sector, working with government clients

•

These positions provide valuable experience, including strategic planning, operations, risk management and corporate governance

•

Elected to the National Academy of Engineering in 2011

•

Bachelor's degree in Engineering from Michigan State University and Master's degree in Engineering from the University of California, Los Angeles

•

Concurrent service on two other public boards

Current Board Leadership Roles

Chair, Nominating and Corporate Governance Committee
Member, Strategic Planning and Enterprise Risk Committee

KIMBERLY E. RITRIEVI

Age 58 Director since November 2013 Independent Attendance at Fiscal 2016 Board Meetings: 100%

Select Business Experience

•

President, The Ritrievi Group LLC, advising technology and chemical companies on financial strategies

•

Co-Director of Americas Investment Research at Goldman, Sachs & Co. from 2001 to 2004

•

Former Specialty Chemical Analyst at Goldman, Sachs & Co., Credit Suisse First Boston, Lehman Brothers and Paine Webber (now UBS Wealth Management)

•

Process development engineer at ARCO Chemical

•

Serves as Vice Chair of the Dean's Advisory Board of the Harvard School of Dental Medicine

•

Serves as Co-Chair of the Princeton University School of Engineering and Applied Science Leadership Council

Select Skills and Qualifications

Senior leadership experience; business development and M&A experience; industry and technical expertise; financial sophistication

•

Over 20 years of executive, management, analytical and operational experience at The Ritrievi Group and major investment banks

•

Master's degree in Management from the Massachusetts Institute of Technology (MIT) Sloan School of Management

•

Doctorate in Chemical Engineering from MIT

•

"Audit committee financial expert" under SEC rules

Current Board Leadership Roles

Member, Audit Committee
Member, Strategic Planning and Enterprise Risk Committee

ALBERT E. SMITH

Age 67 Director since May 2005 Independent Other Public Company Boards: Curtiss-Wright Corporation CDI Corporation Attendance at Fiscal 2016 Board Meetings: 100%

Select Business Experience

•

Chairman of the Board of Tetra Tech, Inc. from March 2006 to January 2008, and Vice Chairman from September 2005 to March 2006

•

Executive Vice President of Lockheed Martin Corporation and head of its Integrated Systems & Solutions business from 2003 to 2004

•

Executive Vice President of Lockheed Martin's Space Systems Company from 1999 to 2003

•

Member of the U.S. Secretary of Defense's Defense Science Board from 2002 to 2005

•

Served on the Board of Trustees of Aerospace Corporation from 2005 to 2007

•

Worked for the U.S. Central Intelligence Agency, and received the Intelligence Medal of Merit

Select Skills and Qualifications

Senior leadership experience; government client experience; industry and technical expertise; financial sophistication; public board experience

•

Over 20 years of executive, management and operational experience, including leadership roles with Tetra Tech and at Lockheed Martin

•

Experience with government clients and requirements

•

Engineering degree from Northeastern University

•

Concurrent service on two other public boards

Current Board Leadership Roles

Presiding Director
Chair, Strategic Planning and Enterprise Risk Committee
Member, Nominating and Corporate Governance Committee

J. KENNETH THOMPSON

Age 65 Director since April 2007 Independent Other Public Company Boards: Alaska Air Group Inc. Coeur Mining, Inc. Pioneer Natural Resources Company Attendance at Fiscal 2016 Board Meetings: 100%

Select Business Experience

•

President/CEO and co-owner of Pacific Star Energy, LLC, a private energy investment firm in Alaska, since 2000

•

Managing Director of the Alaska Venture Capital Group LLC, a private oil and gas exploration firm, from 2004 to 2012

•

Executive Vice President of Atlantic Richfield Company's (ARCO) Asia-Pacific Region, leading the Asia-Pacific operating companies in Alaska, California, Indonesia, China and Singapore, from 1998 to 2000

•

Served in various technical and management roles at ARCO from 1974 to 2000, including head of ARCO's oil and gas research and technology center, and responsible for global technology strategy and energy technology transfer to more than 20 countries

•

Served as a Director of Provision Ministry Group from 2010 to 2015, and as Board Chair from 2014 to 2015

Select Skills and Qualifications

Senior leadership experience; industry and technical expertise; business development and M&A experience; financial sophistication; and public board experience

•

Various executive positions, including the role of CEO, provide leadership, risk management operations, strategic planning, engineering, environmental, safety and regulatory experience.

•

Expertise in mining and in oil and gas

•

Served on ARCO's team to assess and transition multi-billion dollar acquisitions

•

Served on ARCO's team to review monthly and quarterly financial statements before release to the Board and Audit Committee; also serves, or has served, on the audit committees of two public companies

•

Petroleum Engineering degree from Missouri University of Science & Technology

•

Concurrent service on three other public boards; Lead Director of Pioneer Natural Resources Company

Current Board Leadership Roles

Chair, Compensation Committee
Member, Strategic Planning and Enterprise Risk Committee

KIRSTEN M. VOLPI

Age 52 Director since July 2013 Independent Attendance at Fiscal 2016 Board Meetings: 100%

Select Business Experience

•

Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer, Colorado School of Mines from July 2013 to present, and Senior Vice President for Finance and Administration, Chief Financial Officer and Treasurer from August 2005 to August 2011

•

Chief Administrative Officer, U.S. Olympic Committee, from August 2011 to July 2013

•

Various financial management roles for Rensselaer Polytechnic Institute, the University of Colorado Foundation and the American Water Works Association

Select Skills and Qualifications

Senior leadership experience; financial expertise

•

Various executive positions provide leadership in financial and administrative matters

•

Extensive understanding of the preparation and analysis of financial statements

•

"Audit committee financial expert" under SEC rules

•

Certified Public Accountant

•

Bachelor's degree from University of Colorado – Boulder

Current Board Leadership Roles

Member, Audit Committee
Member, Compensation Committee

CHAIRMAN EMERITUS

              Dr. Li-San Hwang has served as our Chairman Emeritus since March 2006. As Chairman Emeritus, Dr. Hwang is invited to attend Board and Board committee meetings, but he does not have voting rights. Chairman Emeritus is an unpaid position; however, we reimburse Dr. Hwang for his attendance-related expenses. Dr. Hwang joined our predecessor in 1967 and led our acquisition of the Water Management Group of Tetra Tech, Inc. from Honeywell Inc. in March 1988. He served as our Chief Executive Officer from our formation until November 2005. Dr. Hwang has served as an advisor to numerous government and professional society committees and has published extensively in the field of hydrodynamics. He is a graduate of the National Taiwan University, Michigan State University and the California Institute of Technology, holding B.S., M.S. and Ph.D. degrees, respectively, in Civil Engineering, specializing in water resources.

DIRECTOR COMPENSATION

              The NCG Committee works with the independent compensation consultant to target non-employee director compensation at the median of our peer companies to support the recruitment and retention of our non-employee directors. The majority of this compensation is delivered in equity to align director interests with those of our stockholders. The NCG Committee believes that our non-employee director pay level is at or below the median of our peer companies.

FISCAL 2016 CASH COMPENSATION

              During fiscal 2016, our non-employee director cash compensation program consisted of the following:

ANNUAL NON-EMPLOYEE DIRECTOR CASH COMPENSATION

Cash retainer	$65,000

Additional cash retainer for Presiding Director	$15,000

Additional cash retainer for Audit Committee Chair	$15,000

Additional cash retainer for Compensation Committee Chair	$ 5,000

Additional cash retainer for NCG Committee Chair	$ 5,000

Additional cash retainer for Strategic Planning and Enterprise Risk Committee Chair	$ 5,000

Additional fee per in-person or telephonic Board meeting attended	$ 2,000

Additional fee per in-person or telephonic Audit Committee meeting attended	$ 2,000

Additional fee per in-person or telephonic Compensation Committee, NCG Committee, or Strategic Planning and Enterprise Risk Committee meeting attended	$ 1,500

              In July 2016, the NCG Committee considered the components of our non-employee director compensation program, which had not changed for two years. At the Committee's request, our independent compensation consultant, Meridian Compensation Partners (Meridian), reviewed the programs of our peers and recommended certain changes to maintain the market-competitiveness of our program and allow us to continue to attract and retain qualified directors. Accordingly, the following changes were approved for fiscal 2017:

    •
    the cash retainer for the Presiding Director was increased to $20,000;
    •
    the cash retainer for the Audit Committee Chair was increased to $20,000;
    •
    the cash retainer for the Compensation Committee Chair was increased to $15,000; and
    •
    the cash retainer for the NCG Committee Chair and the Strategic Planning and Enterprise Risk Committee Chair was increased to $10,000.

FISCAL 2016 EQUITY COMPENSATION

              During fiscal 2016, our non-employee director equity compensation program consisted of the following. All awards were granted on November 20, 2015. In each case, the number of shares is fixed, and not related to our stock price.

Type of Award	Number of Shares Underlying Award	Description

Stock Option	4,200	Exercise price of $27.16 per share, the fair market value on the grant date; vests in full on the first anniversary if the director has not ceased to be a director prior to such date; ten-year term, and vests immediately upon change in control or the director's death, disability or retirement while a director.

Performance Share Units (PSUs)	1,800	Eligible for cliff-vesting on the third anniversary of the award date on the same terms as the PSUs awarded to our executive officers. For additional information concerning PSU vesting, refer to the Compensation Discussion and Analysis section of this proxy statement.

Restricted Stock Units (RSUs)	900	Vest on the first anniversary of the award date if the director has not ceased to be a director prior to such date; vests immediately upon change in control or the director's death, disability or retirement while a director.

DIRECTOR COMPENSATION TABLE

              The following table provides information concerning the compensation for services of our non-employee directors during fiscal 2016:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid In Cash ($)(1)	Option Awards ($)(2)	PSU Awards ($)(3)	RSU Awards ($)(4)	Total ($)
Hugh M. Grant	110,000	33,810	56,934	24,444	225,188
Patrick C. Haden	97,500	33,810	56,934	24,444	212,688
J. Christopher Lewis	93,000	33,810	56,934	24,444	208,188
Kimberly E. Ritrievi	92,000	33,810	56,934	24,444	207,188
Albert E. Smith	109,500	33,810	56,934	24,444	224,688
J. Kenneth Thompson	94,500	33,810	56,934	24,444	209,688
Richard H. Truly	88,000	33,810	56,934	24,444	203,188
Kirsten M. Volpi	96,500	33,810	56,934	24,444	211,688

(1)
Mr. Batrack does not appear in the table because he received compensation as our CEO and does not receive any additional compensation as director.
(2)
The amounts in the Option Awards column represent the aggregate grant date fair values, without adjustment for forfeitures, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718), of stock option awards. The grant date fair value of the stock option awards granted on November 20, 2015 to each non-employee director was $8.05 per share. There can be no assurance that these grant date fair values will ever be realized by the non-employee directors. For information regarding the number of stock options held by each non-employee director as of October 2, 2016, see the column "Stock Options Outstanding" in the table below.

(3)
The amounts in the PSU Awards column represent the aggregate grant date fair values, without adjustment for forfeitures, which are payable at the end of a three-year period provided that the performance objectives are achieved as of the end of the period. The actual number of shares issued can range from 0% to 200% of the target shares at the time of grant. The performance objectives that determine the number of shares that may be earned for the PSUs were (i) as to 50% of the award, growth in earnings per share, which is a performance condition under FASB ASC Topic 718, and (ii) as to 50% of the award, total shareholder return (TSR), which is a market condition under FASB ASC Topic 718, relative to the TSR of (A) 17 companies objectively determined based on GICS code and revenue size (25% of award) and (B) the S&P 1000 (25% of award), in each case computed over the three-year performance period. The performance condition component of the fair value of PSUs was determined based on the fair market value of our common stock on the date of grant. The market condition component of the fair value of the PSUs was determined as of the date of grant using the Monte-Carlo simulation method, which utilizes multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the expected volatility of our stock price and other assumptions appropriate for determining fair value. Based on these computations, the grant date fair values of the performance condition-based PSU awards and the market condition-based PSU awards granted on November 20, 2015 to each non-employee director on that date were $27.16 and $36.10 per share, respectively. There can be no assurance that these grant date fair values will ever be realized by the non-employee directors. For information regarding the number of unvested performance shares and PSUs held by each non-employee director as of October 2, 2016, see the column "Unvested Performance Shares and PSUs Outstanding" in the table below.
(4)
The amounts in the RSU Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of RSU awards. The grant date fair value of these awards is calculated using the closing price of our common stock on the grant date as if these awards were vested and issued on the grant date. The grant date fair value of the RSU awards granted on November 20, 2015 to each non-employee director was $27.16 per share. There can be no assurance that these grant date fair values will ever be realized by the non-employee directors. For information regarding the number of unvested RSUs held by each non-employee director as of October 2, 2016, see the column "Unvested RSUs Outstanding" in the following table.

              Each of the non-employee directors owned the following number of stock options, unvested performance shares and PSUs, and unvested RSUs as of October 2, 2016. Ms. Maguire was not a member of the Board at the end of fiscal 2016.

Name	Stock Options Outstanding (#)	Unvested Performance Shares and PSUs Outstanding (#)	Unvested RSUs Outstanding (#)
Mr. Grant	64,800	3,600	1,125
Mr. Haden	40,800	3,600	1,125
Mr. Lewis	64,800	3,600	1,125
Dr. Ritrievi	20,600	3,600	900
Mr. Smith	48,800	3,600	1,125
Mr. Thompson	48,800	3,600	1,125
Admiral Truly	56,800	3,600	1,125
Ms. Volpi	20,600	3,600	900

ITEM 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

              Our Board has determined to hold annual say-on-pay votes, subject to the advisory vote on the frequency of our say-on-pay vote at our 2017 Annual Meeting (See Item 3). Our stockholders are being asked to vote on the following resolution:

    RESOLVED, that our stockholders approve, on an advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis and Executive Compensation Tables sections of our 2017 proxy statement.

RECOMMENDATION OF BOARD OF DIRECTORS

              The Compensation Committee considered feedback from stockholders regarding our executive compensation program and made significant changes to our program over the past two years to both address stockholder concerns and more closely align our compensation program with our current financial position and business strategies. Our Board of Directors recommends that you vote FOR approval, on an advisory basis, of our executive compensation. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

MEANING OF ADVISORY VOTE

              The advisory vote is a vote to approve the compensation of our Named Executive Officers (NEOs), as described in the CD&A and Executive Compensation Tables sections of this proxy statement. It is not a vote on our general compensation policies or any specific element thereof, the compensation of our non-employee directors, or our program features designed to prevent excessive risk-taking as described in Risks Associated with Compensation Policies and Practices.

              The results of the advisory vote are not binding on our Board. However, in accordance with SEC regulations, the Compensation Committee will disclose the extent to which it takes into account the results of the vote in the CD&A in our 2018 proxy statement. We remain committed to continued engagement with our stockholders to solicit and consider their viewpoints, and discuss why we believe our executive compensation program properly aligns with our strategies and incents our executives to achieve strong long-term operating and financial performance for our stockholders.

COMPENSATION DISCUSSION AND ANALYSIS[1]

              This CD&A provides an overview and analysis of the principles and practices underlying our executive compensation program and the decisions made by the Compensation Committee related to fiscal 2016 compensation.

              In this CD&A and the Executive Compensation Tables section of this proxy statement, we provide compensation information for our NEOs for fiscal 2016, who are identified below:

FISCAL 2016 NAMED EXECUTIVE OFFICERS

Name	Title	Years in Position at Fiscal 2016 Year- End	Years at Tetra Tech at Fiscal 2016 Year- End

Dan L. Batrack	Chairman, Chief Executive Officer and President	11	36

Steven M. Burdick	Executive Vice President and Chief Financial Officer	5	13

Ronald J. Chu	Executive Vice President and President of Resource Management and Energy (RME)	7	18

Leslie L. Shoemaker	Executive Vice President and President of Water, Environment and Infrastructure (WEI)	1	25

Janis B. Salin	Senior Vice President, General Counsel and Secretary	14	14

EXECUTIVE SUMMARY

FISCAL 2016 PERFORMANCE HIGHLIGHTS2

              Summary.    On an overall basis, Tetra Tech's fiscal 2016 operating results reflected a significant improvement compared to fiscal 2015, and we finished the year with record-high fourth quarter revenue and income. Our focus on providing clients with high-end consulting and engineering services, primarily in the water, environment and infrastructure markets, is resulting in increased margins and reduced risk in our business.

1
This CD&A contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from the results, performance or achievements expressed or implied thereby. For a detailed discussion of these risks, see Part I, Item 1A. "Risk Factors" and Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our fiscal year 2016 Annual Report on Form 10-K, filed on November 21, 2016 with the SEC (2016 Annual Report). Stockholders should note that statements contained in this CD&A regarding our company and business group performance targets and goals should not be interpreted as management's expectations, estimates of results or other guidance.
2
For complete information regarding our fiscal 2016 performance, see "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our audited consolidated financial statements and notes thereto contained in our 2016 Annual Report.

              Our fiscal 2016 revenue growth was generally consistent with our annual operating plan, and resulted from broad-based contract wins across our end markets. The revenue growth was led by U.S. federal government, U.S. state and local government, and U.S. commercial activities in waste management and environmental remediation, together with an increase in international work. In fiscal 2016, we completed acquisitions that had a material impact on our financial results. In January 2016, we acquired Coffey International Limited (Coffey), headquartered in Sydney, Australia, which had approximately 3,300 staff delivering technical engineering and international development services. Coffey significantly expands our geographic presence, particularly in Australia and Asia Pacific, and is part of our Resource Management and Energy (RME) business group. In the second quarter of fiscal 2016, we also acquired INDUS Corporation (INDUS), headquartered in Vienna, Virginia, which is a technology solutions firm focused on water data analytics, geospatial analysis, secure infrastructure, and software applications management for U.S. federal government customers. INDUS is included in our Water, Environment and Infrastructure (WEI) business group. Our backlog reached an all-time high in the fourth quarter of fiscal 2016. We also experienced significant progress in the wind-down of our non-core construction activities in the Remediation and Construction Management (RCM) segment.

              The following table presents highlights of our fiscal 2016 results of ongoing operations compared to fiscal 2015:

Results of Ongoing Operations ($ in millions, except EPS)

	Fiscal 2016	Fiscal 2015	Fiscal 2016 vs. Fiscal 2015

Revenue	$2,531	$2,213	+14%

Operating Income	$170	$154	+10%

EPS	$1.88	$1.61	+17%

Cash Flow	$170	$132	+29%

Backlog	$2,353	$1,841	+28%

Results of Ongoing Operations are non-GAAP financial measures. See Appendix A to this proxy statement for a definition of these measures.

Disciplined Capital Allocation

              We achieved these results while maintaining a healthy balance sheet and continuing the disciplined execution of our capital allocation strategy. Over the last three years, we have returned $327 million to our stockholders, as shown below, which represents an annual stockholder return of one-third of our free cash flow. In fiscal 2016, we returned $120 million to our stockholders by

    •
    repurchasing approximately 3.5 million shares at an aggregate cost of $100 million, and

    •
    paying an aggregate dividend of $.34 per share at an aggregate cost of $20 million.

              We have paid quarterly dividends since April 2014, and increased our dividend from $.07 at inception to $.09 per share in April 2016. Our dividend program has provided an annual return in excess of 1% to our stockholders.

Strong Stock Price Performance

              Our strong annual total stockholder return (TSR) of 44% in fiscal 2016 contributed to our cumulative TSR of 40% for the fiscal 2014 to 2016 period. We compare our TSR to the S&P 1000 and our TSR peer group (listed on p. 57 of this proxy statement), and outperformed both in fiscal 2016 and over the cumulative three-year period. TSR measures the return that we have provided our stockholders, including stock price appreciation and dividends paid (assuming reinvestment thereof).

One- and Three-Year TSR

STRONG COMPENSATION GOVERNANCE PRACTICES

              Our executive compensation program incorporates the following best practices, which we believe ensure that the program serves the long-term interests of our stockholders.

Policy or Best Practice	Description and Benefit to Our Stockholders

PAY FOR PERFORMANCE

Median Targeting	TDC (base salary + annual cash incentive opportunity + long-term equity incentive opportunity) and the components thereof are targeted at the median of companies similar in size, scope and complexity, giving consideration to responsibilities, individual performance, tenure, retention, succession and market factors.

Majority of Compensation Performance-Based	For fiscal 2016, 82% of our CEO's target TDC, and an average of 65% of our NEOs' target TDC, was at-risk (all compensation components other than base salary). Further, 67% of our CEO's target TDC, and an average of 55% of our other NEOs' target TDC, was performance-based (AIP award, options and PSUs).

Capped Annual Incentive	Annual cash incentive compensation is based primarily on our achievement of performance objectives in the categories of revenue, operating income, cash flow from operating activities and backlog, with awards capped at 200% of target.

Majority Long-Term Equity Incentive Compensation	The majority of our equity-based incentive awards emphasize our long-term performance, with PSUs cliff-vesting at the end of three years. Equity compensation aligns NEO interests with stockholder interests by delivering compensation dependent on our long-term performance and stockholder value creation.

Rigorous Goal-Setting Process	Annual review and approval by the Compensation Committee of the performance goals for Corporate, RME and WEI. The performance factor used to determine AIP awards is increased or decreased based upon the growth level of the targets from the prior fiscal year.

BEST PRACTICES

No Employment Agreements	Our NEOs are employed at will, and they have no special severance benefits in the absence of a change in control.

Stock Ownership Guidelines	Our NEOs are required to obtain and maintain shares having a value equal to the lesser of at least 2x to 6x base salary or a fixed number of shares based on position. All of our NEOs are in compliance with our stock ownership guidelines.

No Hedging or Pledging	Our insider trading policy prohibits our directors and officers from hedging or pledging our common stock and all of our NEOs are in compliance with the policy.

Clawback Policy	Incentive compensation is subject to clawback if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws.

No Excise Tax Gross Ups	We do not gross-up payments received in connection with termination following a change of control for excise taxes.

Double Trigger Equity Vesting	For the CEO, no equity awards will be accelerated in connection with a change in control unless the CEO's employment is terminated without cause or the CEO terminates employment for good reason within two years thereof. For all other NEOs, equity awards granted after November 3, 2014 will not be accelerated in connection with a change in control unless the NEO is terminated without cause or terminates for good reason within two years of a change in control.

No Repricing/Exchange of Underwater Stock Options	Our equity incentive plan prohibits the repricing/exchange of underwater options without stockholder approval.

Limited Perquisites	Our NEOs receive limited capped reimbursements for vehicle use, financial planning, tax planning, memberships and annual physical examinations. These reimbursements are not subject to any tax gross-up.

STRONG GOVERNANCE

Independent Oversight	The Compensation Committee is comprised solely of independent directors.

Independent Expert Advice	Meridian Compensation Partners, which has been determined by the Compensation Committee to be independent and free of conflicts of interest, provides the Committee with expert executive compensation advice. Meridian was selected to act as the independent advisor in January 2016.

RECENT EXECUTIVE COMPENSATION PROGRAM CHANGES

              In recent years, we have taken stockholder feedback into consideration as we have discussed our compensation design changes. During fiscal 2015 and 2016, the Compensation Committee reviewed best practices for executive compensation, evaluated the vote results at the 2015 and 2016 Annual Meetings and the results of our stockholder outreach program, and took numerous actions to address stockholder concerns. These changes, which are described in the chart below, demonstrate the Compensation Committee's ongoing evaluation of our executive compensation program and willingness to make adjustments to reflect feedback received from stockholders.

SUMMARY OF COMPENSATION PROGRAM CHANGES – FISCAL 2015 AND 2016

Issue	Stockholder Feedback	Actions Taken By Committee

Mix of Long-Term Incentive (LTI) Awards	At least 50% of the overall equity award should be performance-based Program includes stock options, which some stockholders and proxy advisory firms do not view as performance-based

•

Increased allocation of performance share units (PSUs) from 40% of LTI to 50%

•

Decreased allocation of stock options from 40% of LTI to 25%

•

Modified allocation of time-based restricted stock units (RSUs) from 20% to 25%

PSU Vesting	Performance shares awarded through fiscal 2014 vest in three equal annual installments based on year-over-year EPS growth; having an annual EPS focus was not considered a long-term measure

•

Beginning with the November 2014 LTI grant, PSUs have a three-year performance period with cliff vesting at the end of this period

•

Vesting is determined 50% by 3-year EPS growth and 50% by 3-year relative TSR. For the TSR comparison, equal weight is given to an industry peer group and the S&P 1000

Equity Vesting Upon Change in Control	Vesting should be based on a "double trigger" rather than a "single trigger"

•

Double trigger implemented. NEO change in control agreements were amended and accelerated vesting will only occur if (1) there has been a change in control and (2) within two years thereafter employment is terminated "other than for cause" or for "good reason" for awards granted on or after November 3, 2014

•

CEO's change in control agreement was further amended in November 2016 to provide for a double trigger with respect to all outstanding equity awards

Annual Incentive Plan (AIP) Individual Modifier; Additional Disclosure	Committee's evaluation of NEO performance through the individual performance factor (IPF) could increase AIP awards in a seemingly discretionary manner

Additional disclosure required concerning financial results and calculation of AIP award

•

AIP award is primarily determined by the corporate performance factor (CPF), a quantitative performance measurement

•

No AIP amount is paid under our Executive Compensation Plan, as approved by our stockholders, unless there is positive net income for the fiscal year

•

The Committee may adjust an AIP award by no more than 20% for individual performance; no such adjustments were made for fiscal 2016

•

Greater transparency of IPF with explanations of performance

•

Additional disclosure provided regarding financial targets and results, and resulting calculation of award

AIP Performance Metrics	Best practice is to establish more specific criteria for payouts for each performance metric

•

Minimum (threshold), target and maximum performance criteria and payout were established for each metric (gross revenue, operating income, cash flow and backlog).

•

Payout established at 50% of target at threshold and 200% at maximum, with a straight line interpolation from minimum to target, and from target to maximum

Peer Group	Establish a broader, more size-appropriate peer group	• New peer group developed with the assistance of our new independent compensation consultant; this peer group was used for fiscal year 2017 pay decisions

2016 SAY ON PAY VOTE AND STOCKHOLDER ENGAGEMENT

Response to the 2016 Vote

              At the 2016 Annual Meeting, 40% of our stockholders approved our fiscal 2015 executive compensation. The Compensation Committee was disappointed with the vote result and determined further analysis and changes may be appropriate. Accordingly, we both continued and improved upon our stockholder outreach effort in order to have a broad discussion about our executive compensation program and seek further feedback on our practices. We specifically highlighted the significant changes we made to our executive compensation program in fiscal 2015 and 2016, primarily in the annual incentive plan and long-term incentive areas, which are further explained below. These teleconferences were attended by members of management in our law, investor relations and executive compensation functions. The feedback was subsequently reported to the Compensation Committee, and the Committee was able to develop a clear understanding of stockholder views and take appropriate actions.

               During the engagement in 2016 that followed the say-on-pay vote, our stockholders expressed support for the recent changes made to our executive compensation program in response to our low 2016 and 2015 say-on-pay results (as described on the following pages), which they believed enhanced pay-for-performance linkage and more closely aligned the interests of our executives with those of our stockholders.

Ongoing Stockholder Engagement

              Our ongoing engagement program begins in February of each year, following the filing of our proxy statement in late January. After we file our proxy statement with the SEC, we reach out to our largest investors (generally representing 50 – 70% of our shares outstanding as of the record date), sharing these materials and offering a conversation to discuss our executive compensation and answer questions. On the day of the Annual Meeting, we discuss preliminary vote results with our Board, and follow up with Board committees in the spring with a more detailed analysis of actual results, including feedback from investors and views of proxy advisory firms. In the fall, we again reach out to our largest investors to discuss executive compensation to hear what issues are important to our stockholders. In the winter, as we prepare for the following proxy season, we review the feedback from our fall outreach effort with management and our Board, and consider whether any changes to our executive compensation program are advisable. We also keep investor feedback in mind as we prepare our next proxy statement by enhancing or clarifying our disclosure as appropriate.

              Following the 2016 say-on-pay vote, as part of our stockholder outreach program, we proactively contacted over 35 of our largest institutional stockholders, representing approximately 70% of our outstanding shares as of the record date for the 2016 meeting, to solicit their views on our executive compensation program and make directors and management available to answer questions or address concerns. As a result of this effort, we engaged in telephonic discussions with stockholders representing approximately 50% of our then-outstanding shares. Additionally, our senior management team, including our CEO and CFO, regularly engage in meaningful dialogue with our stockholders through our quarterly earnings calls and other channels for communication.

Stockholder Outreach Cycle

OVERVIEW OF PAY PHILOSOPHY AND EXECUTIVE COMPENSATION COMPONENTS

              We believe in a "pay for performance" compensation program in which a majority of compensation is tied to our success in meeting both predetermined performance objectives and creating long-term stockholder value. The objective of this strategy is to motivate our executives to achieve our annual and long-term financial goals, align with stockholders, and recognize the executives' contributions in delivering strong corporate and/or business group performance. The Committee implements this philosophy and incents our executives by following three key principles:

•
Positioning target TDC and each component thereof at approximately market median, giving consideration to various factors, including: responsibilities, individual performance, tenure, retention, company performance, succession planning, and competitive market levels;

•
Aligning our annual incentive awards with our annual operating plan and key financial and strategic objectives that are predetermined and objectively measurable; and

•
Rewarding long-term performance using metrics such as EPS growth and relative TSR, which focus executives on consistent and sustainable stockholder value creation.

              The Compensation Committee targets TDC for NEOs at the median of companies similar in size, scope and complexity with which we compete for executive talent, giving consideration to responsibilities, individual performance, tenure, retention, succession and market factors. The Committee believes this positioning is appropriate given our business portfolio mix, the diversity of our services and the global nature of our operations, which require our executives to have a wide range of business leadership experience and skills.

              Our incentive compensation for fiscal 2016 consisted of a target award under our AIP and LTI awards. The AIP award payouts were based on our performance against performance goals established by the Committee in November 2015 for gross revenue, operating income, cash flow and backlog. The AIP rewards NEOs based on corporate and/or business group performance, as well as individual contributions, to motivate the NEOs and align their compensation with stockholder interests. Both our AIP and PSU awards provide upside opportunity for exceeding performance targets and downside risk, including forfeiture of PSUs, for failing to achieve predetermined performance targets.

Elements of Annual and Long-term Compensation

As shown in the following graph, in fiscal 2016, 82% of our CEO's target TDC, and an average of 65% of our other NEOs' target TDC, was at-risk (all compensation components other than base salary). Further, 67% of our CEO's target TDC, and an average of 55% of our other NEOs' target TDC, was performance-based (AIP award, options and PSUs):

Fiscal 2016 Target TDC Mix

CEO'S 2016 TARGET TDC: 67% PERFORMANCE-BASED

AVERAGE OF OTHER NEOS' TARGET TDC: 55% PERFORMANCE-BASED

SUMMARY OF COMPENSATION DECISIONS FOR FISCAL 2016

              The key elements of our fiscal 2016 NEO target TDC are shown in the following table. While we provide consistent, market-competitive total direct compensation opportunities for our NEOs, the actual compensation they realize varies year-to-year based on our performance.

              Our CEO is not involved in the decisions regarding his own compensation, which are determined by the Compensation Committee meeting in executive session with its independent compensation consultant.

FISCAL 2016 TDC

Component	Description	Decisions Impacting Fiscal 2016 Executive Compensation

FIXED

Base Salary	Provides fixed, market competitive monthly income for performing daily responsibilities

•

The Committee did not increase the CEO's base salary in fiscal 2016 and he has not received an increase since fiscal 2014

•

The Committee adjusted certain NEO salaries to reflect prior-year performance or position their salary at or around the market median; increases ranged from 2.6% to 7.5%.

PERFORMANCE-BASED CASH

AIP Award	Provides variable, cash-based incentive to motivate our executives annually to grow revenue, increase profitability, deliver strong cash flow and replenish backlog, consistent with our annual operating plan (AOP) financial objectives

AIP opportunity is based on market survey data and consultant advice; financial modifier based on corporate or business group performance; and individual modifier based on defined objectives

•

Maximum bonus opportunity, as a percentage of base salary was 240% for the CEO, 150% for Executive Vice Presidents, and 100% for Senior Vice Presidents, which represents 200% of each executive's target bonus opportunity.

•

The corporate and business group performance factor (CPF) has a range of 0 to 2.0 with a target of 1.0 based on achievement of four AOP targets (gross revenue, operating income, cash flow and backlog).

•

The Committee may make limited adjustments to AIP payments for individual performance factors (IPFs) as permitted under the Executive Compensation Plan. No adjustment was made for fiscal 2016.

•

Minimum (threshold), target and maximum performance criteria and payouts established for each metric, without payout at 50% of target at threshold, 100% of target at target, and 200% of target at maximum.

LONG-TERM INCENTIVES

PSUs RSUs Stock Options	Provides variable equity-based incentive compensation to enhance the alignment of our executives' interests with stockholder interests and drive long-term value creation

LTI opportunity, including award vehicles, performance criteria and weightings based on market survey data and independent consultant recommendations

•

There was no change in NEO target LTI opportunities (as a percentage of base salary) for fiscal 2016.

•

PSUs have a three-year performance period with cliff vesting; vesting is determined 50% by EPS growth and 50% by relative TSR:

•

EPS vesting ranges from 0% for less than 5% growth to 200% for greater than 35% growth

•

TSR vesting ranges from 0% at less than the 30th percentile to 200% at the 90th percentile.

•

RSUs have time-based vesting at the rate of 25% per year.

•

Stock options have time-based vesting at the rate of 25% per year.

              In addition to these primary elements of our executive compensation program, we also provide our NEOs with limited perquisites and benefits.

ASSESSMENT OF PAY FOR PERFORMANCE

              The alignment between pay and our performance has been reflected in the Realized Compensation achieved by Mr. Batrack, our Chairman, CEO and President, over the past three years. "Realized Compensation" for a fiscal year is the sum of base salary, the AIP award, the cash value actually realized by exercising equity awards or having equity awards vest in a given year (before payment of applicable withholding taxes and brokerage commissions), and all other compensation.

              Unlike compensation reported in the Summary Compensation Table (Reported Compensation), Realized Compensation measures the value of long-term and performance-based compensation at the time the compensation is earned or paid based on actual performance against goals and changes in our stock price over time, rather than the value of the performance-based compensation at the time the award is granted.

CEO Realized Compensation and Three-Year Cumulative TSR

	2013	2014	2015	2016

Realized Compensation, % Total	63%	59%	51%	69%
Three Year Cumulative TSR	23%	35%	–3%	40%

In fiscal 2016, our CEO's Realized Compensation of $3.93 million was 69%
of his Reported Compensation of $5.74 million

              The illustration and discussion above are not intended to serve as substitutes for the information contained in the fiscal 2016 Summary Compensation Table in this proxy statement. This additional information is intended to assist stockholder in evaluation of our pay for performance compensation philosophy and program structure.

DISCUSSION OF COMPENSATION COMPONENTS AND DECISIONS IMPACTING FISCAL 2016 COMPENSATION

              The Compensation Committee aims to have base salaries at or around the market median, with the majority of NEO compensation consisting of incentive compensation to advance the Committee's pay-for-performance philosophy. This methodology drives higher realized compensation when our financial performance is stronger and lower realized compensation when our financial performance is weaker. It provides the Committee with the flexibility to respond to changing business conditions, manage compensation in accordance with career progression, and adjust compensation to reflect differences in executive experience and performance.

FISCAL 2016 BASE SALARY

              In November 2015, the Compensation Committee approved the base salary adjustments, if any, shown in the following table for our NEOs, and the adjustments were not retroactive to the beginning of fiscal 2016. Accordingly, these amounts do not necessarily conform to the amounts contained in the Summary Compensation Table, which reflect the salary actually earned during fiscal 2016. Increases are generally driven by industry and peer benchmark data, subject to increase or decrease based on the NEO's performance and the market median for positions with similar scope and responsibility.

FISCAL 2016 NEO BASE SALARIES

Name	Prior Base Salary ($)	% Increase	New Base Salary ($)	Rationale

Mr. Batrack	900,000	0	900,000	Position salary around market median

Mr. Burdick	450,000	2.7	462,000	Fiscal 2015 performance and position salary around market median

Mr. Chu	460,000	2.6	472,000	Fiscal 2015 performance and position salary around market median

Dr. Shoemaker	400,000	7.5	430,000	Fiscal 2015 performance and position salary around market median

Ms. Salin	370,000	2.7	380,000	Fiscal 2015 performance and position salary around market median

FISCAL 2016 AIP AWARD PROGRAM

              The Compensation Committee grants AIP awards under our Executive Compensation Plan that was approved by our stockholders in 2014. No amounts are paid under the Executive Compensation Plan unless we have positive net income (as defined under the Executive Compensation Plan). The AIP awards are used to motivate NEOs to meet and exceed annual company objectives. These incentives are paid to reward the achievement of specified operating, financial, strategic and individual measures, and goals that are expected to contribute to stockholder value creation.

AIP Performance Measures and Targets

              The AIP utilizes four financial metrics and one metric based on individual performance when determining payments under the Executive Compensation Plan. Each November, a target achievement level is established for each of the financial metrics for each of the RME and WEI business groups, as well as Tetra Tech as a whole. These were based on the achievement of the fiscal 2016 targets for the selected financial metrics contained in the annual operating plan (AOP) for each of Corporate, RME and WEI. Since acquisitions require Corporate capital and are not included in the AOPs for either RME or WEI, the Compensation Committee calculated performance measures consistent with prior years to only include 50% of the acquired company's actual financial results in the RME and WEI fiscal 2016 results. This inclusion reflects the group president's responsibility to oversee the performance of, and successfully integrate, acquisitions. For Corporate, financial results reflect Compensation Committee policy to exclude the impact of goodwill, acquisition and integration expenses, and contingent consideration liabilities. In setting the targets, the Board and Compensation Committee aimed to align our long-term financial goals and the drivers of our long-term stockholder value.

              The results of the fiscal 2016 AIP are illustrated in the table below:

Metric	FY16 Weighting	What it Measures and How It Aligns	Threshold/ Maximum as a % of Target	FY 2016 Target ($ in thousands)	FY 2016 Actual(1) ($ in thousands)	FY 2015 Actual(2) ($ in thousands)

Gross Revenue	20%	• The growth of our business and is a leading driver of stockholder value creation • Aligns with our growth and durable competitive advantage drivers	85% / 115%	Corporate: $2,561,000 RME: $1,304,000 WEI: $1,020,000	Corporate: $2,583,469 RME: $1,418,277 WEI: $1,019,416	Corporate: $2,299,321 RME: $1,282,046 WEI: $993,632

Operating Income	40%	• Primary measure used by stockholders and analysts to evaluate our profitability • Aligns with our margin, durable competitive advantage and enterprise risk management drivers	75% / 125%	Corporate: $167,000 RME: $100,000 WEI: $95,000	Corporate: $158,226 RME: $105,939 WEI: $95,453	Corporate: $145,335 RME: $93,359 WEI: $93,142

Cash Flow	20%

•

Demonstrates our ability to collect on receivables billed to clients, and allows us to invest in our business and return funds to stockholders through dividends and share repurchases

•

Aligns with our capital allocation driver

			75% / 125%	Corporate: $165,000 RME: $94,994 WEI: $96,322	Corporate: $170,568 RME: $111,485 WEI: $97,082	Corporate: $162,847 RME: $90,381 WEI: $93,353

Backlog	20%	• Positions us for growth going forward based upon authorized and funded projects • Aligns with our growth and durable competitive advantage drivers	85% / 115%	Corporate: $2,100,000 RME: $1,000,000 WEI: $875,000	Corporate: $2,378,894 RME: $1,157,407 WEI: $932,186	Corporate: $1,901,712 RME: $1,004,533 WEI: $853,072

(1)
Excludes 50% of the impact of the Coffey and INDUS acquisitions in fiscal 2016 (with respect to RME and WEI, respectively), and the impact of goodwill, acquisition and integration expenses, and contingent consideration liabilities (with respect to Corporate).
(2)
Excludes the impact of goodwill and contingent consideration liabilities (with respect to Corporate).

              Each NEO's AIP award is based on the level of achievement of corporate (for Mr. Batrack, Mr. Burdick and Ms. Salin) or business group (for Mr. Chu and Dr. Shoemaker) performance for each of these targets. Minimum (threshold), target and maximum performance criteria and payouts were established for each metric as indicated above. The payout is 50% of target at threshold, 100% of target at target, and 200% of target at maximum, with a straight line interpolation from minimum to target, and from target to maximum. Accordingly, no bonus is earned with respect to a metric if performance is below threshold, and no additional bonus is earned for performance above maximum.

              Further, a financial modifier or "growth factor" is applied to adjust the payout, either upward or downward, based on whether the AOP target is aggressive as compared to the prior year. This growth factor assists in validating the rigor of our AOP goals. Additional details on both the financial and individual performance elements of our AIP are provided below.

AIP Award Formula

              NEO AIP awards are determined using the following formula:

*
IPF may modify Preliminary AIP Award by no more than 20%

Fiscal 2016 Target AIP Opportunities

              The following table sets forth the target award and the maximum award possible as a percentage of fiscal 2016 base salary for each NEO. No bonus is paid if performance is below the threshold performance goals.

Name	Target Award (%)	Maximum Award as a % of Base Salary (%)
Mr. Batrack	120	240
Mr. Burdick	75	150
Mr. Chu	75	150
Dr. Shoemaker	75	150
Ms. Salin	50	100

              These targets are derived in part from peer group and competitive survey analysis data, and in part by the Compensation Committee's judgment on the internal equity of the positions and scope of job responsibilities.

              CPF Range.    The CPF has a range of 0 to 2.0 with a target of 1.0 based on achievement of the AOP performance targets established in the AOP. Specifically, for each of the four metrics, the

Compensation Committee reviewed fiscal 2016 performance as a percentage of the target and determined an award percentage. The results were then averaged to determine the preliminary CPF.

              Growth Factor.    The Compensation Committee believes in setting aggressive targets. Accordingly, the preliminary CPF was increased or decreased based upon the growth level of the AOP targets from the prior fiscal year. This rewards demanding targets and penalizes less strenuous targets. The growth factors indicated below, were applied to each metric and the results were averaged to determine the final CPF.

Growth % of AOP Target From Prior Fiscal Year	Growth Factor

Less than 5%	0.9

5% to 10%	1.0

10% to 15%	1.1

Greater than 15%	1.2

Fiscal 2016 CPF Modifiers

              The following tables show the AIP financial modifiers for our NEOs for fiscal 2016. Our performance resulted in modifiers of 1.267 for Mr. Batrack, Mr. Burdick and Ms. Salin based on Corporate results, 1.479 for Mr. Chu based on RME results, and 0.991 for Dr. Shoemaker based on WEI results. The weighting of the gross revenue, operating income, cash flow and backlog factors was 20%, 40%, 20% and 20%, respectively.

CORPORATE PERFORMANCE
($ in thousands)

Objective	Actual FY 2015(1)	Actual FY 2016(2)	Target FY 2016	Actual FY 2016 as a % of Target FY 2016	Preliminary CPF (0-2.0)	Growth %/ Factor	Weight	Final CPF (0-2.0)
Gross Revenue	2,299,321	2,583,469	2,561,000	100.88	1.058	11/1.1	0.2	1.164
Operating Income	145,335	158,226	167,000	94.75	0.895	15/1.2	0.4	1.074
Cash Flow	162,847	170,568	165,000	103.37	1.135	1/0.9	0.2	1.021
Backlog	1,901,712	2,378,894	2,100,000	113.28	1.885	10/1.1	0.2	2.000

					1.174			1.267

(1)
Reflects the impact of non-cash goodwill and contingent consideration liabilities.
(2)
Reflects the impact of Coffey acquisition and integration expenses, and contingent consideration liabilities.

RME PERFORMANCE
($ in thousands)

Objective	Actual FY 2015	Actual FY 2016(1)	Target FY 2016	Actual FY 2016 as a % of Target FY 2016	Preliminary CPF (0-2.0)	Growth %/ Factor	Weight	Final CPF (0-2.0)
Gross Revenue	1,282,046	1,418,277	1,304,000	108.76	1.584	2/0.9	0.2	1.426
Operating Income	93,359	105,939	100,000	105.94	1.238	7/1.0	0.4	1.238
Cash Flow	90,381	111,485	94,994	117.36	1.694	5/1.0	0.2	1.694
Backlog	1,004,533	1,157,407	1,000,000	115.74	2.000	0/0.9	0.2	1.800

					1.551			1.479

(1)
Excludes 50% of the impact of the Coffey acquisition.

WEI PERFORMANCE
($ in thousands)

Objective	Actual FY 2015	Actual FY 2016(1)	Target FY 2016	Actual FY 2016 as a % of Target FY 2016	Preliminary CPF (0-2.0)	Growth %/ Factor	Weight	Final CPF (0-2.0)
Gross Revenue	993,632	1,019,416	1,020,000	99.94	0.998	3/0.9	0.2	0.898
Operating Income	93,142	95,453	95,000	100.48	1.019	2/0.9	0.4	0.917
Cash Flow	93,353	97,082	96,332	100.79	1.032	3/0.9	0.2	0.928
Backlog	853,072	932,186	875,000	106.54	1.436	3/0.9	0.2	1.292

					1.101			0.991

(1)
Excludes 50% of the impact of the INDUS acquisition.

Fiscal 2016 NEO Performance Evaluations and IPF Modifiers

              The Compensation Committee may adjust each NEO's preliminary AIP award under the Executive Compensation Plan by no more than 20% based upon the NEO's IPF. The IPF, determined by the Compensation Committee following a recommendation by the CEO (for each NEO other than with respect to himself), has a range of 0.8 to 1.2. Each objective is scored on a scale of 1 to 5, with 3 for expected contribution level. The IPF for the CFO is determined jointly by the Audit Committee and Compensation Committee. The Compensation Committee reviews and scores our CEO's annual performance on the same basis following an assessment of his performance. The score translates into an adjustment factor to the CPF as follows:

Score	IPF	Adjustment Factor to CPF (%)

1	0.80	–20

2	0.90	–10

3	1.00	0

4	1.10	+10

5	1.20	+20

              Each IPF is based on an assessment of the NEO's performance, including contribution to the successful achievement of annual operating goals, leadership in such NEO's area of responsibility, strategic planning, and implementation of applicable corporate objectives. In fiscal 2016, the operational objectives were as follows:

    •
    maintaining high standards in business ethics;

    •
    maintaining high standards in customer service;

    •
    enhancing our organizational structure;

    •
    developing a three-year strategic plan that achieves value creation objectives;

    •
    further implementing the contract management process to minimize risk and surprises, which aligns with our enterprise risk management driver;

    •
    improving key management metrics and reporting;

    •
    improving corporate-wide marketing functions and processes;

    •
    winning key/targeted program competitions, which aligns with our growth driver;

    •
    further implementing our enterprise resource planning system migration plan;

    •
    identifying succession candidates for all executive positions;

    •
    targeting corporate general and administrative expense to not exceed a specified percentage of gross revenue;

    •
    reducing legal and risk management insurance expenses while maintaining service levels; and

    •
    providing a safe and healthy workplace for employees.

              In determining the IPF and associated adjustment factor for our NEOs, the Compensation Committee noted the following highlights of their respective fiscal 2016 performance:

Name	Performance Highlights	Overall Score/ IPF	Adjustment to CPF

Mr. Batrack

•

Improved absolute TSR and relative TSR

•

Good growth year-over-year in net revenue, operating income, EBITDA, EPS and backlog

•

Completed significant acquisition and integration with cost improvements

•

Continued the exit of low margin or breakeven constructions projects, and reduced claims

•

Developed forward strategic plan tied to key drivers to build stockholder wealth

•

Continued improvement in safety metrics vs. industry national average

		3 / 1.00	None

Mr. Burdick

•

Developed a more comprehensive process for preparing the annual operating plan and mid-year forecast

•

Played a significant role in the due diligence of the Coffey acquisition

•

Worked well with independent auditors and ensured the timely submittal of filings and compliance with SEC requirements

		3 / 1.00	None

Mr. Chu

•

Led both the RME business group, and the project and contract due diligence for the Coffey acquisition

•

Relocated to Australia to manage the Coffey acquisition, reorganization and integration

•

Progressed in mentoring a Chief Operating Officer for RME

		3 / 1.00	None

Dr. Shoemaker

•

Displayed significant growth in her role as President of the WEI business group

•

Improved her operational and personnel management each quarter

•

Consolidated several operating units into more competitive and lower cost groups, while promoting several high performing managers into new leadership positions

•

Continued to serve a significant role in guiding the company's growth initiative programs and strategic planning process

		3 / 1.00	None

Ms. Salin

•

Led the acquisitions of Coffey (off-market tender offer for share of a public company in Australia) and INDUS (U.S.)

•

Took the lead in resolving several significant issues that faced the company

•

Led our shareholder outreach program

•

Completed all filings required by the SEC and other filings required for a publicly-traded firm

		3 / 1.00	None

Fiscal 2016 AIP Awards

              Our NEOs received the AIP awards shown in the following table for fiscal 2016, based on their respective base salary at fiscal 2016 year-end, AIP opportunity, financial modifier and individual modifier:

Name	Fiscal 2016 Base Salary ($)	Target Award Percentage (%)	Financial Modifier (CPF)	Individual Modifier (IPF % Adjustment to CPF)	AIP Award ($)
Mr. Batrack	900,000	120	1.267	0	1,368,000
Mr. Burdick	462,000	75	1.267	0	440,000
Mr. Chu	472,000	75	1.479	0	525,000
Dr. Shoemaker	430,000	75	0.991	0	320,000
Ms. Salin	380,000	50	1.267	0	240,000

FISCAL 2016 LTI AWARD PROGRAM

              Our LTI program provides variable incentive compensation to enhance the alignment of executive interests with stockholder interests, with an emphasis on performance-based vesting. Accordingly, the LTI awards granted in fiscal 2016 were comprised of the following:

Type of Award	% of LTI (By Value)	Vesting	Rationale

PSUs	50%	Determined at conclusion of a three-year period, with vesting determined 50% by EPS growth and 50% by relative TSR	Performance-based; alignment with stockholder interests

RSUs	25%	25% per year	Retention; facilitate stock ownership; alignment with stockholder interests

Stock Options	25%	25% per year	Retention; long-term alignment with stockholder interests

Fiscal 2016 LTI Awards

              In fiscal 2016, the Compensation Committee granted the LTI awards shown in the following table. The awards were based on the NEO's respective base salary at fiscal 2015 year-end and the respective target LTI opportunity, with the number of PSUs, stock options and RSUs based on a grant date fair value equal to the closing price for shares of our common stock on November 20, 2015 (prior to the application of the Monte-Carlo simulation method for valuing those PSUs with vesting based on relative TSR). As a result of the required use of accounting methodology for determining grant date fair value in the Summary Compensation Table for PSUs with TSR vesting, certain total LTI values exceeded the corresponding target LTI values.

FISCAL 2016 NEO LTI AWARDS

Name	Fiscal 2015 YE Base Salary ($)	Target LTI Opportunity (%)	Target LTI Value ($)	PSUs (#)	PSUs ($)	Stock Options (#)	Stock Options ($)	RSUs (#)	RSUs ($)	Total LTI Value ($)

Mr. Batrack	900,000	350	3,150,000	58,442	1,848,520	98,684	794,406	29,221	793,642	3,436,568

Mr. Burdick	450,000	125	562,500	10,436	330,091	17,622	141,857	5,218	141,721	613,669

Mr. Chu	460,000	125	575,000	10,668	337,428	18,014	145,013	5,334	144,871	627,312

Dr. Shoemaker	400,000	125	500,000	9,276	293,400	15,664	126,095	4,638	125,968	545,463

Ms. Salin	370,000	100	370,000	6,865	217,135	11,591	93,308	3,432	93,213	403,656

              LTI awards are generally granted annually after the close of the fiscal year, shortly after we file our Form 10-K with the SEC. The Compensation Committee's policy is to grant these equity awards following the public release of our fourth quarter and fiscal year financial results, during an open trading window, and to establish grant dates in advance.

Performance Share Units (PSUs); Three-Year Performance Period

              The PSUs awarded to our NEOs cliff-vest after a three-year performance period. Vesting is based 50% upon our EPS growth and 50% upon relative TSR performance.

              With respect to the determination of EPS growth, PSUs will vest as follows, based on Adjusted EPS, as defined below, achieved during the performance period.

Vesting %	Adjusted EPS Growth
0	less than 5%
60	5 to 9%
100	10 to 14%
120	15 to 20%
140	20 to 24%
160	25 to 29%
180	30 to 34%
200	greater than 35%

              Our Adjusted EPS is the fully diluted earnings per share from our continuing operations, which is then adjusted to reflect the impacts from the following in order to ensure consistency during the vesting period:

    •
    goodwill impairment,

    •
    accounting changes requiring current and prior period adjustments due to materiality,

    •
    changes in newly issued or existing accounting principles,

    •
    the settlement of tax audits for more or less than amounts previously recorded,

    •
    gains or losses from dispositions of subsidiaries and significant business lines, and

    •
    costs incurred in connection with acquisitions, mergers or debt restructurings.

              Our TSR performance is measured as a percentile-ranking of the TSR peer group, with performance goals and payouts (expressed as a percentage of the target number of PSUs) as listed below. Equal weight is given to the industry peer group and the S&P 1000.

Performance (Percentile)	Vesting (%)
less than 30	0
30	20
40	60
50	100
60	125
70	150
80	185
Equal to or greater than 90	200

              For determining our relative TSR for purposes of PSU vesting, the Committee uses a peer group that represents the industry in which we broadly compete for investor capital and have similar business profiles. The peer group is comprised of 17 U.S. public companies satisfying objective criteria for industry classification, and revenue size, the names of which are as follows:

ABM Industries, Inc.	MYR Group Inc.
Aegion Corporation	McDermott International, Inc.
Clean Harbors, Inc.	Primoris Services Corporation
Covanta Holding Corporation	Quanta Services, Inc.
Dycom Industries Inc.	Stantec Inc.
EMCOR Group, Inc.	Team, Inc.
KBR, Inc.	Waste Connections, Inc.
MasTec, Inc.	Willbros Group, Inc.
Matrix, Inc.

              Our TSR peer group is different than our compensation benchmarking peer group because they support different company needs. For relative TSR benchmarking to determine LTI payout, our former compensation consultant provided an analysis of our competitors for investor capital, and noted that the revenue and/or market cap range could be broader than that used for compensation benchmarking purposes.

Stock Options

              All stock options are non-qualified and vest in equal annual installments over four years provided that the NEO remains employed by us. Options granted in November 2015 expire on the tenth anniversary of the grant date, and the exercise price represents the closing price per share of our common stock on the grant date. The option grant places a significant portion of the NEOs' total compensation at risk, since the option grant delivers a return only if our common stock appreciates over the option's term. Further, the vesting provisions are designed to retain the services of the NEO for an extended duration.

Restricted Stock Units (RSUs)

              All RSUs vest in equal annual installments over four years provided that the executive officer remains employed by us. These vesting provisions are designed to retain the services of the NEO for an extended duration.

Vesting of Final Installment of Performance Shares

              Prior to November 2014, the Compensation Committee awarded performance shares for the three-year plan that started in that fiscal year. The performance share awards under that plan vest in equal annual installments over the three-year performance period. Vesting is performance-based, dependent on the growth in our Adjusted EPS (as defined above) during the performance period, with a vesting range of 0% to 140%. For each NEO, the Adjusted EPS growth rate is used to determine the vesting percentage of each installment (as indicated in the table above under "PSUs"). Based upon our fiscal 2016 financial performance with 168% Adjusted EPS growth over the fiscal 2013 Adjusted EPS, the third and last installment of the performance shares awarded in fiscal 2014 vested at 140% in November 2016. At the current date, all performance shares are either vested or forfeited.

OTHER BENEFITS

NONQUALIFIED DEFERRED COMPENSATION

              Our NEOs are eligible to participate in our nonqualified deferred compensation plan, which allows eligible employees to defer their base salary, AIP award and PSU/RSU awards. The plan provides NEOs, other eligible employees and non-employee directors with a long-term capital accumulation opportunity because savings accumulate on a pre-tax basis. Participating executives may select from among a number of investment options. The plan does not offer above-market interest rates. Deferrals are 100% vested. We do not make matching contributions under the plan. Please refer to the table entitled "Nonqualified Deferred Compensation – Fiscal 2016" in this proxy statement and the information set forth below that table for additional information regarding the deferred compensation plan.

TERMINATION AND CHANGE IN CONTROL

              None of our NEOs has an employment agreement. The absence of employment agreements reflects our pay-for-performance philosophy. If an NEO is no longer performing at the expected level, he or she can be terminated immediately without receiving a contractually-guaranteed payment.

              Our NEOs are eligible for severance payments upon termination not for "cause" or by the executive for "good reason" within two years of a "change in control" of our company, in accordance with the terms and conditions of each NEO's respective change in control agreement. In the event of a qualifying termination following a change in control, our NEOs would be eligible to receive severance pay equal to $3,960,000, subject to adjustment for salary changes (in the case of our CEO), 175% of base salary (in the case of Executive Vice Presidents) or 150% of base salary (in the case of Senior Vice Presidents); a pro-rata target AIP award for the year of termination, based on actual performance and the actual number of days the NEO worked during the year; the bonus the NEO earned for the year preceding the year of termination if such bonus had not yet been paid; and a payment equal to 102% of the cost of providing one year of health benefits to the NEO and his or her dependents.

              Under the current change in control agreements, unvested equity awards granted to our CEO would vest only in the event of termination within two years after the change in control, with time-based equity awards vesting in full, and performance-based equity awards vesting based on actual performance results. For all other NEOs, all equity awards granted on or after November 3, 2014 would vest only in the event of termination within two years after the change in control, with time-based equity awards vesting in full, and performance-based equity awards vesting based on actual performance results, while all equity awards granted prior to November 3, 2014 would vest in full upon a change in control, regardless of whether any applicable performance targets have been met. Our NEOs are not eligible to receive any excise tax gross-up on amounts payable under the change in control agreements. However, if an NEO would otherwise incur excise taxes under Section 4999 of the Code, the NEO's payments may be reduced so that no excise taxes would be due.

              Please refer to the "Potential Payments Upon Termination or Change in Control" section of this proxy statement for additional information regarding change in control events and outstanding awards granted to the NEOs.

COMPENSATION-SETTING PROCESS AND TOOLS

PROCESS

              Each November, following the conclusion of our fiscal year on or about September 30, the Compensation Committee meets to determine the compensation for each executive officer, as follows: (1) the base salary is set for the succeeding fiscal year; (2) the variable AIP award is determined for the prior fiscal year; and (3) the LTI awards are granted for the succeeding fiscal year. Accordingly, in November 2015, the Compensation Committee determined the base salaries for fiscal 2016, the AIP awards for fiscal 2015 based on fiscal 2015 financial performance, and the LTI for fiscal 2016. In November 2016, the Compensation Committee determined the base salaries for fiscal 2017, the AIP awards for fiscal 2016 based on fiscal 2016 financial performance, and the LTI awards for fiscal 2017.

USE OF MARKET SURVEY DATA AND PEER GROUPS

              The Compensation Committee began its fiscal 2016 process of deciding how to compensate our NEOs by considering the competitive market data provided by our former compensation consultant, Willis Towers Watson (WTW), and our human resources staff.

              Prior Peer Group.    In November 2015, the Compensation Committee utilized the WTW market data, which was sourced as follows: proxy data of industry peer companies, size-adjusted to our revenue using regression analysis, and general industry survey data, also size-adjusted, as obtained from the WTW Compensation Data Bank. The purpose of the regression analysis was to predict the 50th percentile of market pay rates at our level of corporate revenue. The group of peer companies was as follows:

AECOM Technology Corporation	HDR, Inc.
Arcadis US Inc.	Jacobs Engineering Group, Inc.
Black & Veatch Corporation	Parsons Brinckerhoff, Inc.
CDM Smith, Inc.	Parsons Corporation
CH2M Hill Companies Ltd.	URS Corporation
Dycom Industries Inc.	Willbros Group, Inc.
Foster Wheeler AG

              To the extent of available information, the positions and compensation levels of our NEOs were compared to those of their counterpart positions at the peer companies, and the compensation levels for comparable positions at the peer companies were examined for guidance in determining base salaries, variable cash incentive awards, long-term, equity-based incentive awards, and total compensation.

              The Compensation Committee uses the market survey data as a reference point to target TDC at or around the median, also giving consideration to such factors as tenure, individual performance, the individual's responsibilities, market factors, and succession and retention considerations.

              The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although it seeks input and recommendations from the CEO and our human resources staff. Further, the Compensation Committee and the Audit Committee jointly determine the individual performance of the CFO. The Compensation Committee reports to the Board of Directors on the major items covered at each Compensation Committee meeting.

              New Peer Group.    In January 2016, the Compensation Committee selected Meridian as its new independent compensation consultant, and worked with Meridian to develop a broader, more size-appropriate peer group with comparable annual revenue and market capitalization. The new peer group was finalized in November 2016 and was used for fiscal 2017 pay decisions. This peer group consists of the following companies:

The Advisory Board Company	ICF International, Inc.
Aegion Corporation	KBR, Inc.
Arcadis N.V.	Leidos Holdings, Inc.
Booz Allen Hamilton Inc.	McDermott International, Inc.
CACI International Inc.	Navigant Consulting, Inc.
CH2M Hill, Inc.	Stantec Inc.
Dycom Industries Inc.	Science Applications Intl. Corp.
FTI Consulting, Inc.	WSP Global Inc.

INDEPENDENT OVERSIGHT AND EXPERTISE

              Our Board believes that hiring and retaining effective executives and providing them with market-competitive compensation are essential to the success of our company and advance the interests of our stockholders. The Compensation Committee, which is comprised solely of independent directors, has responsibility for overseeing our executive compensation program.

              Under its charter, the Compensation Committee has the authority, in its sole discretion and at our expense, to obtain advice and assistance from external advisors. The Committee may retain and terminate any compensation consultant or other external advisor and has sole authority to approve any such advisor's fees and other terms and conditions of the retention. In retaining its advisors, the Committee must consider each advisor's independence from management.

ADVISOR INDEPENDENCE

              Neither our former consultant, WTW, nor our current consultant, Meridian, performed services for our company in fiscal 2016 other than their respective work undertaken for or at the request of the Compensation Committee.

              Each firm and the Compensation Committee have the following protocols in place to ensure their independence from management:

    •
    the Committee has the sole authority to select retain and terminate the firm, as well as authorize the firm's fees and determine the other terms and conditions that govern the engagement;

    •
    the Committee directs the firm on the process for delivery and communication of its work product, including its analyses, findings, conclusions and recommendations;

    •
    in the performance of its duties, the firm is accountable, and reports directly, to the Committee; and

    •
    the Committee may consult with the firm at any time, with or without members of management present, at the Committee's sole discretion.

              In accordance with regulatory requirements, the Compensation Committee evaluated the following six factors to assess independence and conflicts of interest before it engaged each of WTW and Meridian to perform work in fiscal 2016:

    •
    the provision of other services to us by the firm;

    •
    the amount of fees received from us by the firm, as a percentage of the firm's total revenues;

    •
    the policies and procedures of the firm that are designed to prevent conflicts of interest;

    •
    any business or personal relationship of a member of the Compensation Committee with the regular members of the firm's executive compensation team serving us;

    •
    any of our stock owned by the regular members of the firm's executive compensation team that serve us; and

    •
    any business or personal relationships between our executive officers and the regular members of the firm's executive compensation team that serve us.

              The Compensation Committee also obtained a representation letter from each of WTW and Meridian addressing these six factors and certain other matters related to its independence. Based on the Compensation Committee's evaluation of these factors and the representations from each firm, the Compensation Committee concluded that each of WTW and Meridian is an independent adviser and has no conflicts of interest with us.

OTHER CONSIDERATIONS

STOCK OWNERSHIP GUIDELINES

              To further the goal of aligning the interests of executive officers and non-employee directors with those of stockholders, we maintain a policy regarding minimum ownership of our shares. These ownership guidelines increased in fiscal 2016, and currently call for the following:

    •
    the CEO to own shares having a value equal to the lesser of at least six times the CEO's base salary or 170,000 shares;

    •
    each Executive Vice President to own shares having a value equal to the lesser of at least three times base salary or 40,000 shares;

    •
    each Senior Vice President to own shares having a value equal to the lesser of at least two times the executive officer's base salary or 20,000 shares; and

    •
    each non-employee director to own shares having a value equal to the lesser of at least three times the non-employee director's annual base cash retainer or 6,100 shares.

              Until an executive officer's or non-employee director's stock ownership requirement is met, the executive officer or non-employee director must retain at least 75% of "gain shares" resulting from the exercise of a stock option or vesting of a performance share, PSU award or RSU award. With respect to stock options, "gain shares" means the total number of shares of common stock that are being exercised less the number of shares, if any, used in the case of a cashless exercise to pay for the exercise price. With respect to performance share, PSU and RSU awards, "gain shares" means the total number of shares of common stock subject to any such equity award that vests, less the number of shares used to satisfy tax withholding obligations.

              Each executive officer and non-employee director has five years to attain the required ownership level. In addition to shares of common stock, vested but unexercised stock options, vested and unvested performance shares, PSUs and RSUs, count in determining stock ownership for purposes of the guidelines. An executive officer or non-employee director who fails to comply with the stock ownership guidelines will be required to use one-third of any net annual cash bonus or net annual retainer, as applicable, to purchase shares of our stock.

              As of November 2016, all of Tetra Tech's executive officers and non-employee directors, other than Ms. Maguire who joined the Board in November 2016, met the stock ownership guidelines.

CLAWBACK POLICY

              If our company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirements under the securities laws, then each executive officer must return to us, or forfeit if not yet paid, a specified amount. The amount is any AIP payment received with respect to an award under our Executive Compensation Plan during the three-year period preceding the date on which our company is required to prepare the accounting restatement, based on the erroneous data less what would have been paid to the executive officer under the accounting restatement as determined by the Compensation Committee.

TAX IMPLICATIONS OF EXECUTIVE COMPENSATION

              The Compensation Committee considers the tax consequences to Tetra Tech and its NEOs when structuring executive compensation.

Section 162(m) of the Internal Revenue Code

              Section 162(m) of the Internal Revenue Code limits the amount we can annually deduct from compensation paid to certain executive officers to $1 million unless it qualifies as "performance-based" under tax rules. We believe that deductibility of executive compensation is an important consideration in structuring executive compensation, but we reserve the right to pay compensation and/or approve executive compensation arrangements that are not fully tax deductible if we believe that doing so is in the best interests of our company and stockholders. For example, our time-based RSU awards are not intended to qualify as "performance-based" compensation under Section 162(m). In addition, even if it is intended that compensation be "performance-based", there is no guarantee that the deductions we claim under Section 162(m) will not be challenged or disallowed by the IRS.

              The AIP awards under our Executive Compensation Plan, which was last approved by our stockholders in 2014, are intended to be "performance-based" compensation. The executive Compensation Plan provides that our NEOs may receive a specified percentage of our net income, in each case as reported on our consolidated statements of operations for the applicable fiscal year, as a maximum amount. The Compensation Committee may exercise its discretion to pay an amount substantially less than the maximum amount based on the performance factors that are discussed in the CD&A under the heading Fiscal 2016 AIP Awards Program – AIP Performance Measures and Targets. In addition to the AIP awards under the Executive Compensation Plan, our PSU awards are also intended to qualify as "performance-based" compensation under Section 162(m).

COMPENSATION COMMITTEE REPORT

              The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis (CD&A) required by Item 402(b) of Regulation S-K with management and, based on its review and these discussions, has recommended to the Board of Directors that the CD&A be included or incorporated by reference in our fiscal year 2016 Annual Report on Form 10-K and 2017 proxy statement.

              The Compensation Committee welcomes feedback regarding our executive compensation program. Stockholders may communicate with the Committee by writing to the Compensation Committee Chair, c/o Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, California 91107.

J. Kenneth Thompson, Chair
Patrick C. Haden
J. Christopher Lewis
Kirsten M. Volpi

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, unless specifically incorporated by reference therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              No member of the Compensation Committee was at any time during fiscal year 2016 one of our officers or employees, and no member had any relationship with us requiring disclosure under Item 404 of Regulation S-K. During fiscal year 2016, none of our executive officers has served on the board of directors or compensation committee of any other company, which company has or had one or more executive officers who served as a member of our Board of Directors or Compensation Committee.

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

              The following table shows the compensation earned by or awarded to our NEOs during fiscal years 2016, 2015 and 2014 in accordance with SEC regulations. Compensation as shown in the table does not necessarily reflect the compensation actually realized by our NEOs for these years. For example, the amounts set forth under "Stock Awards" in 2016 relating to PSUs do not represent the actual amounts realized by our NEOs; rather, they represent the aggregate grant date fair value for financial reporting purposes of those PSUs, which are subject to cliff vesting (based 50% by EPS growth and 50% by relative TSR) at the end of a three-year period and ultimately may result in no such compensation being realized by the NEO.

Name and Principal Position	Year	Salary(1)	Bonus	Non-Equity Incentive Plan Compensation(2)	Stock Awards(3)	Option Awards(4)	All Other Compensation(5)	Total
Dan L. Batrack	2016	900,000	—	1,368,000	2,642,162	794,406	36,733	5,741,301
Chairman and Chief	2015	900,000	—	1,048,680	2,641,055	787,503	41,956	5,419,194
Executive Officer	2014	900,000	—	850,000	1,636,605	1,088,137	39,840	4,514,582
Steven M. Burdick	2016	459,923	—	440,000	471,812	141,857	40,363	1,553,955
Executive Vice President	2015	446,154	—	330,000	445,997	134,376	40,414	1,396,941
and Chief Financial Officer	2014	430,000	—	250,000	325,812	216,618	43,237	1,265,667
Ronald J. Chu(6)	2016	469,923	—	525,000	482,299	144,871	113,381	1,735,474
Executive Vice President	2015	454,231	—	340,000	445,997	134,376	38,928	1,413,532
and President of RME	2014	430,000	—	400,000	325,812	216,618	34,931	1,407,361
Leslie L. Shoemaker(7)	2016	424,808	—	320,000	419,368	125,968	29,819	1,319,963
Executive Vice President	2015	368,414	—	275,000	269,677	81,252	30,849	1,025,192
and President of WEI	2014	325,000	—	150,000	197,002	130,984	29,545	832,531
Janis B. Salin	2016	378,269	—	240,000	310,348	93,213	37,685	1,059,515
Senior Vice President,	2015	363,654	—	180,000	279,606	84,249	38,568	946,077
General Counsel and Secretary	2014	337,000	—	165,000	204,262	135,814	41,913	883,989

(1)
Amounts include any portions of salary deferred under our deferred compensation plan. Increases in base salary, if any, became effective in November of each year and were not retroactive to the beginning of the fiscal year. Accordingly for a portion of a fiscal year, the NEO received compensation based on his or her prior year base salary. Effective November 19, 2016, the annual base salaries for the NEOs for fiscal 2017 are as follows: Mr. Batrack, $927,000; Mr. Burdick, $476,000; Mr. Chu, $486,000; Dr. Shoemaker, $465,000; and Ms. Salin, $410,000.
(2)
The amounts listed in this column for fiscal 2016 reflect the cash awards paid to the NEOs for fiscal 2016 performance, as further described in the CD&A section of this proxy statement and the "Grants of Plan-Based Awards – Fiscal 2016" table below. The amounts listed in this column for fiscal 2015 and 2014 reflect the cash awards paid to the NEOs for performance in those fiscal years.
(3)
The amounts in this column reflect the aggregate grant date fair value of stock awards, without adjustment for forfeitures, and do not reflect compensation actually realized by our NEOs. For values actually realized by our NEOs during fiscal 2016, see the "Value Realized on Vesting" column of the Fiscal 2016 Option Exercises and Stock Vested table. Amounts in 2016 include the grant date fair value of PSUs, without adjustment for forfeitures, which are payable at the end of a three-year period provided that the performance objectives are achieved as of the end of the period. The actual number of shares issued can range from 0% to 200% of the target shares at the time of grant. The performance objectives that determine the number of shares that may be earned for the PSUs were (i) as to 50% of the award, growth in earnings per share, which is a performance condition under FASB ASC Topic 718, and (ii) as to 50% of the award, TSR, which is a market condition under FASB ASC Topic 718, relative to the TSR of (A) 17 companies objectively determined based on GICS code and revenue size (25% of award) and (B) the S&P 1000 (25% of award), in each case computed over the three-year performance period. The performance condition component of the fair value of PSUs was determined based on the fair market value of our common stock on the date of grant. The market condition component of the fair value of the PSUs was determined as of the date of grant using the Monte-Carlo simulation method, which utilizes multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the volatility of our stock price and other assumptions appropriate for determining fair value. Based on these computations, the grant date fair value of the PSU awards granted on November 20, 2015 to each NEO on that date were $27.16 per share for the performance condition component and $36.10 per share for the market condition component. The maximum grant date fair value of the market-related component of the PSUs granted in fiscal 2016 (200% vesting) was $2,109,756, $376,740, $385,114, $334,864, and $247,790 for Mr. Batrack, Mr. Burdick, Mr. Chu, Dr. Shoemaker and Ms. Salin, respectively.

(4)
The amounts in this column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of stock options granted during the applicable fiscal year. The grant date fair value of the stock option awards granted on November 20, 2015 was $8.05 per share. For information on the valuation assumptions relating to stock option grants, refer to the note on Stockholders' Equity and Stock Compensation Plans in the notes to consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year in which the stock option was granted. There can be no assurance that these grant date fair values will ever be realized by the NEOs. See the "Grants of Plan-Based Awards – Fiscal 2016" table below for information on stock option grants made in fiscal 2016.
(5)
Consists of the employer contribution made on behalf of each of the NEOs to our qualified retirement plan, as well as the automobile, membership, estate/financial planning and medical allowances described in the CD&A section of this proxy statement.
(6)
In January 2016, Mr. Chu relocated to Sydney, Australia at our request to serve as Chief Executive Officer of Coffey. The All Other Compensation amount for Mr. Chu reflects benefits of USD $77,195 related to this international assignment, including (i) housing benefits of $54,924, (ii) vehicle benefits of $10,182 and (iii) other miscellaneous benefits of $12,089 These expatriate benefits will cease upon his localization.
(7)
Effective April 8, 2015, Dr. Shoemaker was named as Executive Vice President and President of the WEI business group. In November 2014, she was named Senior Vice President, Chief Strategy Officer and Infrastructure Group President. She served as Senior Vice President of Strategic Initiatives from 2008 through November 2014.

TOTAL REALIZED COMPENSATION

              The following table shows the compensation actually realized by our NEOs in each of the last three fiscal years. This information is not intended as, nor should it be considered as, a substitute for the Summary Compensation Table (SCT) above that is required by SEC regulations. The primary difference between the two tables arises from the accounting value attributed to equity awards at grant date in the SCT while the Total Realized Compensation Table below shows the cash value actually realized by an NEO exercising equity awards or having equity awards vest in a given year (before payment of applicable withholding taxes and brokerage commissions).

              As shown in the table, for fiscal 2016, the total compensation realized by the CEO was 69% of his total compensation reflected in the SCT, and the average total compensation realized by the other NEOs was 82% of their average total compensation shown in the SCT.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus	Non-Equity Incentive Plan Compensation ($)(2)	Vested Stock Awards ($)(3)	Exercised Option Awards ($)(3)	All Other Compensation ($)(4)	Total Realized Compensation ($)(3)	Total Compensation as Reported in SCT ($)(5)	Difference Between Realized Compensation and Reported Compensation ($)	Difference Between Realized Compensation and Reported Compensation (%)
Dan L. Batrack	2016	900,000	—	1,368,000	933,006	695,177	36,733	3,932,916	5,741,301	–1,808,385	–31
Chairman and	2015	900,000	—	1,048,680	740,671	54,600	41,956	2,785,907	5,419,194	–2,633,287	–49
Chief Executive Officer	2014	900,000	—	850,000	133,524	759,922	39,840	2,683,286	4,514,582	–1,831,296	–41
Steven M. Burdick	2016	459,923	—	440,000	176,944	238,722	40,363	1,355,952	1,553,955	–198,003	–13
Executive Vice	2015	446,154	—	330,000	144,196	30,485	40,414	991,249	1,396,941	–405,692	–29
President and Chief Financial Officer	2014	430,000	—	250,000	23,096	400,420	43,237	1,146,753	1,265,667	–118,914	–9
Ronald J. Chu	2016	469,923	—	525,000	183,495	189,714	113,381	1,011,590	1,735,474	–723,884	–42
Executive Vice	2015	454,231	—	340,000	150,767	—	39,928	983,926	1,413,532	–429,606	–30
President and President of RME	2014	430,000	—	400,000	30,140	346,718	34,931	1,241,789	1,407,361	–165,572	–12
Leslie L. Shoemaker	2016	424,808	—	320,000	107,453	284,806	29,819	1,166,886	1,319,963	–153,077	–12
Executive Vice	2015	368,414	—	275,000	87,625	11,200	30,849	773,088	1,025,192	–252,104	–25
President and President of WEI	2014	325,000	—	150,000	14,435	113,594	29,545	632,574	832,531	–199,957	–24
Janis B. Salin	2016	378,269	—	240,000	110,902	251,585	37,685	1,018,441	1,059,515	–41,074	–4
Senior Vice	2015	363,654	—	180,000	90,378	63,985	38,568	736,585	946,077	–209,492	–22
President, General Counsel & Secretary	2014	337,000	—	165,000	14,435	696,176	41,913	1,254,524	883,989	370,535	30

(1)
Increases in base salary, if any, became effective in November of each year and were not retroactive to the beginning of the fiscal year. Accordingly, for a portion of a fiscal year, the NEO received compensation based on his or her prior year base salary.
(2)
Consists of variable cash incentive awards paid to the NEOs.
(3)
Total realized compensation represents the value realized from the exercise of stock options and the vesting of performance shares and RSUs, as applicable (as reflected in the "Options Exercised and Stock Vested" table below for the applicable fiscal year). Total realized compensation also includes "All Other Compensation."
(4)
For components of "All Other Compensation," see footnote (5) of the SCT.
(5)
Reflects total compensation as reported in the SCT in accordance with SEC regulations.

GRANTS OF PLAN-BASED AWARDS – FISCAL 2016

              The following table provides information regarding grants of plan-based incentive awards made to our NEOs during fiscal 2016.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units(1) (#)	Options(1)(2) (#)	Awards ($)	Awards ($)
Mr. Batrack	(3)	0	1,080,000	2,160,000
	11/20/15								98,684	27.16	794,406
	11/20/154)				0	58,422	116,844	0			1,848,520
	11/20/15(5)							29,221			793,642
Mr. Burdick	(3)	0	346,500	693,000
	11/20/15								17,622	27.16	141,857
	11/20/15(4)				0	10,436	20,872	0			330,091
	11/20/15(5)							5,218			141,721
Mr. Chu	(3)	0	354,000	708,000
	11/20/15								18,014	27.16	145,013
	11/20/15(4)				0	10,668	21,336	0			337,528
	11/20/15(5)							5,334			144,871
Dr. Shoemaker	(3)	0	322,500	645,000
	11/20/15								15,664	27.16	126,095
	11/20/15(4)				0	9,276	18,552	0			293,400
	11/20/15(5)							4,638			125,968
Ms. Salin	(3)	0	190,000	380,000
	11/20/15								11,591	27.16	93,308
	11/20/15(4)				0	6,865	13,730	0			217,135
	11/20/15(5)							3,432			93,213

(1)
For our CEO, no equity awards will automatically vest upon a change in control. Instead, these awards will vest if, during the period commencing on the date of the change in control and ending on the second anniversary of such date, the executive's employment is terminated "other than for cause" or for "good reason." Upon such occurrence, all unvested stock option, restricted stock and RSU awards subject solely to time-based vesting will vest in full, and all equity awards that vest upon the achievement of performance criteria will vest based on actual performance results. For all other NEOs, equity awards made on and after November 3, 2014 will not automatically vest upon a change in control. Instead, these awards will vest if, during the period commencing on the date of the change in control and ending on the second anniversary of such date, the executive's employment is terminated "other than for cause" or for "good reason." Upon such occurrence, all unvested stock option, restricted stock and RSU awards subject solely to time-based vesting will vest in full, and all equity awards that vest upon the achievement of performance criteria will vest based on actual performance results. Only the equity awards made to the NEOs other than the CEO prior to November 3, 2014 will automatically vest upon a change in control. We refer you to "Potential Payments upon Termination or Change in Control" tables below for further information.
(2)
These options vest in equal annual installments on each of the first through fourth anniversaries of the grant date. The options have a maximum term of ten years subject to earlier termination upon cessation of service. The exercise price of each option may be paid in cash or in shares of common stock valued at the closing price on the exercise date, or may be paid with the proceeds from a same-day sale of the purchased shares. For additional detail on the grant date fair value of these options, see footnote (4) to the Summary Compensation Table.
(3)
This row represents the possible AIP awards for fiscal 2016. Additional information about these payments appears above in the CD&A section of this proxy statement. The actual award payments, as determined by the Compensation Committee on November 18, 2016, are included in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table above. The target and maximum values are calculated by multiplying: (i) 120% and 240%, respectively, by Mr. Batrack's annual base salary; (ii) 75% and 150%, respectively, by Mr. Burdick, Mr. Chu and Dr. Shoemaker's respective annual base salaries; and (iii) 50% and 100%, respectively, by Ms. Salin's annual base salary, each as in effect at the end of fiscal 2015. Consistent with prior fiscal years, there was no threshold value for fiscal 2016.
(4)
The amounts shown in these rows reflect, in share amounts, the threshold, target and maximum potential awards of PSUs, as further discussed in the CD&A section of this proxy statement. PSUs cliff-vest in shares of our common stock after the end of a three-year performance period. Vesting, from 0% to 200% of the award, is completely at risk, and is based 50% upon our EPS growth and 50% upon relative TSR. Accordingly, there is no threshold value. Dividends are payable on the underlying PSU shares. For additional detail on the grant date fair value of these PSUs, see footnote (3) to the Summary Compensation Table. Dividend equivalents are payable on the underlying PSU shares.
(5)
The amounts shown in these rows reflect the awards of RSUs, as further discussed in the CD&A section of this proxy statement. The RSUs were granted under the 2015 Equity Incentive Plan and vest as to 25% of the award on each of the first through fourth anniversaries of the award date. For additional detail on the grant date fair value of these RSUs, see footnote (3) to the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END – FISCAL 2016

              The following table provides information regarding NEO equity awards outstanding as of October 2, 2016, the end of our 2016 fiscal year.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mr. Batrack	70,000	(2)	—	25.55	11/13/17
	100,000	(3)	—	23.48	11/12/18
	150,000	(4)	—	22.53	11/11/19
	76,875	(5)	25,625	24.26	11/16/20
	58,128	(6)	58,126	28.58	11/22/21
	23,778	(7)	71,331	27.26	11/21/22
	—	(8)	98,685	27.16	11/20/25
						4,625	(9)	164,049
						9,544	(6)	338,526
						12,725	(10)	451,356
						21,579	(7)	765,407
						29,221	(8)	1,036,469
									57,545	(11)	2,041,121
									58,442	(12)	2,072,938

Total:	478,781		253,767			77,694		2,755,807	115,987		4,114,059
Mr. Burdick	16,750	(2)	—	25.55	11/13/17
	16,750	(3)	—	23.48	11/12/18
	27,500	(4)	—	22.53	11/11/19
	12,000	(5)	4,000	24.26	11/16/20
	11,572	(6)	11,571	28.58	11/22/21
	4,058	(7)	12,171	27.26	11/21/22
	—	(8)	17,622	27.16	11/20/25
						800	(9)	28,376
						1,900	(6)	67,393
						2,533	(10)	89,846
						3,682	(7)	130,601
						5,218	(8)	185,082
									9,819	(11)	348,280
									10,436	(12)	370,165

Total:	88,630		45,364			14,133		501,298	20,225		718,445
Mr. Chu	32,951	(3)	—	23.48	11/12/18
	36,328	(4)	—	22.53	11/11/19
	15,657	(5)	5,218	24.26	11/16/20
	11,572	(6)	11,571	28.58	11/22/21
	4,058	(7)	12,171	27.26	11/21/22
	—	(8)	18,014	27.16	11/20/25
						1,043	(9)	36,995
						1,900	(6)	67,393
						2,533	(10)	89,846
						3,682	(7)	130,601
						5,334	(8)	189,197
									9,819	(11)	348,280
									10,668	(12)	378,394

Total:	100,566		46,974			14,492		514,032	20,487		726,674

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Dr. Shoemaker	16,750	(2)	—	25.55	11/13/17
	16,750	(3)	—	23.48	11/12/18
	16,750	(4)	—	22.53	11/11/19
	7,500	(5)	2,500	24.26	11/16/20
	6,998	(6)	6,996	28.58	11/22/21
	2,454	(7)	7,359	27.26	11/21/22
	—	(8)	15,664	27.16	11/20/25
						500	(9)	17,735
						1,148	(6)	40,720
						1,531	(10)	54,305
						2,226	(7)	78,956
						4,638	(8)	164,510
									5,937	(11)	210,585
									9,276	(12)	329,020

Total:	67,202		32,519			10,043		356,226	15,213		539,605
Ms. Salin	16,750		—	25.55	11/13/17
	16,750	(3)	—	23.48	11/12/18
	16,750	(4)	—	22.53	11/11/19
	7,500	(5)	2,500	24.26	11/16/20
	7,256	(6)	7,254	28.58	11/22/21
	2,544	(7)	7,631	27.26	11/21/22
	—	(8)	11,591	27.16	11/20/25
						500	(9)	17,735
						1,190	(6)	42,209
						1,588	(10)	56,326
						2,308	(7)	81,865
						3,432	(8)	121,733
									6,156	(11)	218,353
									6,865	(12)	243,502

Total:	67,550		28,976			9,018		319,868	13,021		461,855

(1)
Market value calculated based on a stock price of $35.47, the closing price of our common stock on September 30, 2016, the last trading day of our 2016 fiscal year.
(2)
Granted on 11/13/09; vests in equal annual installments on the first through fourth anniversaries of the grant date.
(3)
Granted on 11/12/10; vests in equal annual installments on the first through fourth anniversaries of the grant date.
(4)
Granted on 11/11/11; vests in equal annual installments on the first through fourth anniversaries of the grant date.
(5)
Granted on 11/16/12; vests in equal annual installments on the first through fourth anniversaries of the grant date.
(6)
Granted on 11/22/13; vests in equal annual installments on the first through fourth anniversaries of the grant date.
(7)
Granted on 11/21/14; vests in equal annual installments on the first through fourth anniversaries of the grant date.
(8)
Granted on 11/20/15; vests in equal annual installments on the first through fourth anniversaries of the grant date.
(9)
Granted on 11/16/12; vests annually over three years based on EPS growth.
(10)
Granted on 11/22/13; vests annually over three years based on EPS growth.
(11)
Granted on 11/21/14; cliff-vesting following three-year performance period based on EPS growth and relative TSR.
(12)
Granted on 11/20/15; cliff-vesting following three-year performance period based on EPS growth and relative TSR.

              Outstanding options under the 2015 Equity Incentive Plan have a maximum term of ten years measured from the applicable grant date. Outstanding options under our 2005 Equity Incentive Plan have a maximum term of eight years measured from the applicable grant date. All options are subject to earlier termination in the event of the optionee's cessation of service with us. The exercise price for each outstanding option is equal to the closing price per share of common stock on the grant date.

OPTIONS EXERCISED AND STOCK VESTED – FISCAL 2016

              The following table shows the number of shares acquired by each of the NEOs during fiscal 2016 through stock option exercises and the vesting of performance shares and RSUs. The table also presents the value realized upon such exercises and vesting, as calculated, in the case of stock options, based on the difference between the market price of our common stock at exercise and the option exercise price, and as calculated, in the case of performance shares and RSUs, based on the closing price per share of our common stock on the NASDAQ Global Select Market on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Vested* (#)	Value Realized on Vesting ($)
Mr. Batrack	50,000	695,177	34,405	933,006
Mr. Burdick	16,750	238,722	6,524	176,944
Mr. Chu	29,413	189,714	6,768	183,495
Dr. Shoemaker	21,750	284,806	3,962	107,453
Ms. Salin	16,750	251,585	4,089	110,902

*
Consists of performance shares and RSUs. No PSUs vested in fiscal 2016 since the PSUs awarded in November 2014 have 3-year cliff vesting contingent upon EPS growth and relative TSR.

NONQUALIFIED DEFERRED COMPENSATION – FISCAL 2016

              The following table shows each NEO's contributions and earnings during fiscal 2016 and account balance as of October 2, 2016, under our Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Tetra Tech Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals or Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Mr. Batrack	974,000	—	266,088	375,224	3,794,060
Mr. Burdick	119,808	—	289,986	—	2,124,707
Mr. Chu	114,992	—	76,654	—	1,008,636
Dr. Shoemaker	—	—	66,227	—	581,223
Ms. Salin.	—	—	111,083	—	958,696

(1)
These amounts were included in the "Salary" and/or "Non-Equity Incentive Plan Compensation" columns, as applicable, of the Summary Compensation Table.
(2)
None of the amounts are included in the Summary Compensation Table because plan earnings were not preferential or above-market.
(3)
None of the amounts are included in Summary Compensation Table because we did not make any contributions to the Deferred Compensation Plan during fiscal 2016.

              The Deferred Compensation Plan is an unfunded and unsecured deferred compensation arrangement that is designed to allow the participants to defer a percentage of their base salary, bonuses, directors fees, and equity awards other than options in a manner similar to the way in which our 401(k) plan operates, but without regard to the maximum deferral limitations imposed on 401(k) plans by the Internal Revenue Code. The Deferred Compensation Plan is designed to comply with Section 409A of the Internal Revenue Code. As required by applicable law, participation in the Deferred Compensation Plan is limited to a group of our management employees, which group includes each of our NEOs. Since the adoption of the Deferred Compensation Plan by the Board of Directors in 2006, we have not made any contribution on behalf of any director or executive officer.

              Amounts deferred by each participant pursuant to the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of that participant. Amounts credited to each participant under the Deferred Compensation Plan are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the Deferred Compensation Plan Committee and elected by a participant.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

              We do not enter into employment agreements with our NEOs. The CEO's employment may be terminated at any time at the discretion of the Board of Directors. The employment of the other NEOs may be terminated at any time by the CEO with the Board's concurrence.

              We have entered into an amended and restated change in control agreement with each of our NEOs, which terminate on March 25, 2018. The agreements provide that if the NEO's employment is terminated by us without cause or by the NEO with good reason, in each case, in connection with or within two years of a change in control that occurs during the term of the agreement, we will pay or provide the following severance benefits:

    •
    severance pay equal to $3,960,000, subject to adjustment for salary changes (in the case of Mr. Batrack), 175% of base salary (in the case of Mr. Burdick, Mr. Chu and Dr. Shoemaker), and 150% of base salary (in the case of Ms. Salin);

    •
    a pro-rata target bonus for the year of termination, based on actual performance and the number of days the NEO worked during the year;

    •
    the bonus the NEO earned for the year preceding the year of termination if such bonus had not yet been paid;

    •
    a payment equal to 102% of the cost of providing one year of health benefits to the NEO and his or her dependents substantially similar to those provided immediately prior to such termination date.

              Under the terms of the change in control agreements, if an NEO's employment is terminated due to his or her death or disability, in each case, within two years of a change in control that occurs during the term of the agreement, we will pay a pro-rata target bonus for the year of termination, based on the number of days the NEO worked during the year, together with the bonus the NEO earned for the year preceding the year of termination if such bonus had not yet been paid.

              Each NEO will also be paid or provided with any unpaid base salary, accrued vacation and unreimbursed expenses through the date of his or her employment termination, together with any benefits to which the NEO is entitled under our benefits programs.

              For our CEO, effective November 7, 2016, no equity awards will automatically vest upon a change in control. Instead, these awards will vest if, during the period commencing on the date of the change in control and ending on the second anniversary of such date, the executive's employment is terminated "other than for cause" or for "good reason." Upon such occurrence, all unvested equity awards subject solely to time-based vesting will vest in full, and all equity awards that vest upon the achievement of performance criteria will vest based on actual performance results. For all other NEOs, equity awards made on and after November 3, 2014 will not automatically vest upon a change in control. Instead, these awards will vest if, during the period commencing on the date of the change in control and ending on the second anniversary of such date, the executive's employment is terminated "other than for cause" or for "good reason." Upon such occurrence, all unvested equity awards subject solely to time-based vesting will vest in full, and all equity awards that vest upon the achievement of performance criteria will vest based on actual performance results. Equity awards made to the NEOs other than the CEO prior to November 3, 2014 will automatically vest upon a change in control.

              The payments and benefits described above will be reduced to the extent that they would result in triggering excise taxes under Section 4999 of the Internal Revenue Code (or be within $1,000 of doing so), unless the NEO would be better off by at least $50,000 on an after-tax basis, after taking into account all taxes and receiving the full amount of the payments and benefits. In that case, the payment and benefits would not be reduced. In no event are we obligated to provide any tax gross-up or similar payment to cover any NEO's Section 4999 excise tax.

              A "change in control" for purposes of the change in control agreements generally consists of one or more of the following events:

    •
    an acquisition by any person of beneficial ownership of securities representing 50% or more of the combined voting power of our voting securities (on one date or during any 12-month period);

    •
    the consummation of a merger, reorganization or consolidation if our stockholders (together with any trustee or fiduciary acquiring securities under any benefit plan) do not own more than 50% of the combined voting power of the merged company's then-outstanding securities (other than a recapitalization in which no person acquires more than 50% of the combined voting power of our outstanding securities); or

    •
    a sale of all or substantially all of our assets (other than a sale to an entity in which our stockholders own 50% or more of the voting securities of such entity).

              A termination for "good reason" for purposes of the change in control agreements generally includes any of the following actions by us in connection with or following a change in control:

    •
    a material diminution of the NEO's base salary, annual bonus opportunity or both;

    •
    a material diminution in the NEO's authority, duties or responsibilities;

    •
    a material diminution in the authority, duties or responsibilities of the supervisor to whom the NEO is required to report;

    •
    a material diminution in the budget over which the NEO retains authority; or

    •
    a material change in the geographic location at which the NEO must perform his or her services.

              An NEO will only be entitled to terminate his or her employment for good reason if he or she has provided us with notice of the occurrence of a condition described above within 60 days of its initial existence and we have failed to remedy such condition within 30 days after receipt of the notice.

              A termination for "cause" means:

    •
    the willful and continued failure of the NEO to perform substantially his or her duties (other than a failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the NEO by the board of directors or chief executive officer; or

    •
    the willful engaging by the NEO in illegal conduct or misconduct that is materially and demonstrably injurious to the company.

Assumptions Regarding the Tables

              The tables below were prepared as though a change in control occurred on September 30, 2016 (the last business day of our most recent fiscal year), and the employment of each of our NEOs was terminated on this date. For purposes of any calculations involving equity awards, we have used the closing share price of our common stock on September 30, 2016 (the last business day of our fiscal year), which was $35.47. We are required by the SEC to use these assumptions. However, the NEOs' employment was not terminated on September 30, 2016, and a change in control did not occur on this date. As a result, there can be no assurance that a termination of employment, a change in control or both would produce the same or similar results as those described if either or both of them occur on any other date or at any other price, or if any assumption used in this disclosure is not correct in fact. All amounts set forth below are estimates only. The following are the equity award and annual bonus assumptions:

    •
    stock options that vest due to a change in control or an employment termination "other than for cause" or for "good reason" within two years following a change in control are valued based on their option spread (i.e., the excess of fair market value of a share of common stock on September 30, 2016 (i.e., $35.47) over the exercise price);

    •
    PSUs and RSUs that vest due to a change in control or an employment termination "other than for cause" or for "good reason" within two years following a change in control are valued based on the number of shares subject to such award multiplied by the fair market value of a share of common stock on September 30, 2016 (i.e. $35.47);

    •
    PSUs are assumed to vest at 100% of target; and

    •
    given that each of the NEO's employment is assumed to have been terminated on September 30, 2016 for purposes of the tables below, any annual bonus with respect to such year would have been earned as of such date under the terms of our bonus program. As such, no amounts with respect to pro-rated bonuses for the year of termination of employment have been included in the tables below.

Dan L. Batrack

	Change in Control ($)(1)	Termination Without Cause or With Good Reason Following a Change in Control ($)	Termination Due to Death or Disability Following a Change in Control ($)(2)	Termination Due to Resignation Without Good Reason Following a Change in Control ($)(3)	Termination Due to Cause Following a Change in Control ($)(3)
Severance Benefits	—	3,960,000	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	687,752	2,093,444	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	451,356	4,565,415	—	—	—
Accelerated Vesting of Unvested RSUs(4)	502,575	1,801,876	—	—	—
Golden Parachute Cut-back (if any)	—	2,503,627	—	—	—

Total	1,641,683	13,809,259	—	—	—

(1)
Represents cash value of equity awards granted before November 3, 2014, the vesting of which would have accelerated in full had a change in control occurred on September 30, 2016. On November 7, 2016, we entered into an amended and restated change in control agreement with Mr. Batrack providing that unvested equity will not automatically vest on a change in control. A termination of employment without cause or with good reason within two years of a change in control is also required.
(2)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid compensation. Other payments available from life insurance or disability plans.
(3)
The only cash compensation payable is any unpaid compensation.
(4)
Does not include the value associated with options to purchase our common stock, performance shares and RSUs that were vested as of September 30, 2016. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason," does not include any unvested securities. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2016" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2016" for information regarding performance shares and RSUs that vested in fiscal 2016.

Steven M. Burdick

	Change in Control ($)(1)	Termination Without Cause or With Good Reason Following a Change in Control ($)	Termination Due to Death or Disability Following a Change in Control ($)(2)	Termination Due to Resignation Without Good Reason Following a Change in Control ($)(3)	Termination Due to Cause Following a Change in Control ($)(3)
Severance Benefits	—	808,500	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	124,568	246,369	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	89,857	808,302	—	—	—
Accelerated Vesting of Unvested RSUs(4)	95,770	411,488	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	310,195	2,423,227	—	—	—

(1)
Represents cash value of equity awards granted before November 3, 2014, the vesting of which would have accelerated in full had a change in control occurred on September 30, 2016.
(2)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid compensation. Other payments available from life insurance or disability plans.
(3)
The only cash compensation payable is any unpaid compensation.
(4)
Does not include the value associated with options to purchase our common stock, performance shares and RSUs that were vested as of September 30, 2016. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2016" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2016" for information regarding performance shares and RSUs that vested in fiscal 2016.

Ronald J. Chu

	Change in Control ($)(1)	Termination Without Cause or With Good Reason Following a Change in Control ($)	Termination Due to Death or Disability Following a Change in Control ($)(2)	Termination Due to Resignation Without Good Reason Following a Change in Control ($)(3)	Termination Due to Cause Following a Change in Control ($)(3)
Severance Benefits	—	826,000	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	138,230	387,856	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	89,587	816,531	—	—	—
Accelerated Vesting of Unvested RSUs(4)	104,416	424,248	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	332,503	2,478,635	—	—	—

(1)
Represents cash value of equity awards granted before November 3, 2014, the vesting of which would have accelerated in full had a change in control occurred on September 30, 2016.
(2)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid compensation. Other payments available from life insurance or disability plans.
(3)
The only cash compensation payable is any unpaid compensation.
(4)
Does not include the value associated with options to purchase our common stock, performance shares and RSUs that were vested as of September 30, 2016. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2016" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2016" for information regarding performance shares and RSUs that vested in fiscal 2016.

Leslie L. Shoemaker

	Change in Control ($)(1)	Termination Without Cause or With Good Reason Following a Change in Control ($)	Termination Due to Death or Disability Following a Change in Control ($)(2)	Termination Due to Resignation Without Good Reason Following a Change in Control ($)(3)	Termination Due to Cause Following a Change in Control ($)(3)
Severance Benefits	—	752,500	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	76,235	266,826	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	54,340	593,945	—	—	—
Accelerated Vesting of Unvested RSUs(4)	58,491	301,983	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	189,066	1,939,254	—	—	—

(1)
Represents cash value of equity awards granted before November 3, 2014, the vesting of which would have accelerated in full had a change in control occurred on September 30, 2016.
(2)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid compensation. Other payments available from life insurance or disability plans.
(3)
The only cash compensation payable is any unpaid compensation.
(4)
Does not include the value associated with options to purchase our common stock, performance shares and RSUs that were vested as of September 30, 2016. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2016" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2016" for information regarding performance shares and RSUs that vested in fiscal 2016.

Janis B. Salin

	Change in Control ($)(1)	Termination Without Cause or With Good Reason Following a Change in Control ($)	Termination Due to Death or Disability Following a Change in Control ($)(2)	Termination Due to Resignation Without Good Reason Following a Change in Control ($)(3)	Termination Due to Cause Following a Change in Control ($)(3)
Severance Benefits	—	570,000	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	76,235	232,979	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	56,326	518,181	—	—	—
Accelerated Vesting of Unvested RSUs(4)	59,980	263,596	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	192,541	1,608,756	—	—	—

(1)
Represents cash value of equity awards granted before November 3, 2014, the vesting of which would have accelerated in full had a change in control occurred on September 30, 2016.
(2)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid compensation. Other payments available from life insurance or disability plans.
(3)
The only cash compensation payable is any unpaid compensation.
(4)
Does not include the value associated with options to purchase our common stock, performance shares and RSUs that were vested as of September 30, 2016. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2016" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2016" for information regarding performance shares and RSUs that vested in fiscal 2016.

EQUITY COMPENSATION PLAN INFORMATION

              The following table provides information as of October 2, 2016 with respect to the shares of our common stock that may be issued under our existing equity compensation plans under which awards may be granted. All of our existing plans have been approved by our stockholders. A majority of our employees are eligible to participate in the Employee Stock Purchase Plan (ESPP) and the 2015 Equity Incentive Plan (2015 Plan), subject to certain limitations, terms and conditions.

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(2)	2,368,338	$24.10	4,957,602	(3)

(1)
Excludes purchase rights under our ESPP for the purchase right period that commenced on January 1, 2016 and ended on December 31, 2016.
(2)
Consists of the 2015 Plan, the 2005 Equity Incentive Plan (under which awards are no longer granted), the 2003 Outside Director Stock Option Plan (under which options are no longer granted) and the ESPP.
(3)
As of October 2, 2016, an aggregate of 3,698,321, 0, 0 and 1,259,281 shares of common stock were available for issuance under the 2015 Plan, the 2005 Equity Incentive Plan, the 2003 Outside Director Stock Option Plan and the ESPP, respectively.

ITEM 3 – FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

              The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a "Say on Pay" advisory vote such as Item No. 2. Specifically, stockholders must be given the opportunity to vote on our executive compensation programs either once every year, every two years or every three years. Although this vote is advisory and nonbinding, our Board of Directors will review voting results and give serious consideration to the outcome of such voting.

              Our Board of Directors recognizes the importance of receiving regular input from our stockholders on important issues such as our compensation programs. Our Board also believes that a well-structured compensation program should include plans that drive creation of stockholder value over the long-term, and that it should receive advisory input from our stockholders each year. Accordingly, as indicated below, the Board recommends that you vote in favor of an advisory vote on our compensation programs once every year.

              Stockholders may cast their vote on their preferred voting frequency by choosing the option of once every year, every two years, every three years or abstain from voting. The frequency option that receives the highest number of votes cast on the proposal will be considered the frequency preferred by our stockholders. However, as indicated above, the stockholder vote on the frequency of nonbinding stockholder votes to approve executive compensation will not be binding on us or the Board, and will not be construed as overruling any decision by us or the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for us or the Board.

RECOMMENDATION OF THE BOARD OF DIRECTORS

              Your Board of Directors recommends that you vote FOR the option of once every year as the preferred frequency for holding an advisory vote on executive compensation. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

ITEM 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the 2017 fiscal year, and our Board is seeking stockholder ratification of the appointment. Stockholder ratification is not required by our bylaws or applicable laws and regulations. However, our Board annually submits the appointment for stockholder ratification as a matter of good corporate governance. If stockholders were not to ratify the appointment, the Audit Committee would reconsider whether or not to retain PwC, but could determine to do so in the Committee's discretion. In addition, even if the appointment is ratified, the Audit Committee could subsequently appoint a different independent registered public accounting firm without stockholder approval if the Committee were to determine that doing so would be in the best interests of our company and stockholders.

              PwC has been our independent registered public accounting firm since fiscal year 2004, and served in that capacity for the 2016 fiscal year. PwC is knowledgeable about our operations and accounting practices, and is well qualified to act as our independent registered public accounting firm. Some governance stakeholders have suggested that a long-tenured auditor poses an independence risk. The Audit Committee has several practices in place that mitigate this potential risk, including the following:

    •
    Review of all non-audit services and engagements provided by PwC in annually assessing PwC's independence;

    •
    Periodic consideration of whether to change the independent registered public accounting firm based on its assessment of PwC's audit quality, performance, compensation and independence;

    •
    Regular meetings with PwC without management present, and with management without PwC present; and

    •
    Involvement in the interview and selection process for any new lead audit partner.

              In order to regularly bring a fresh perspective to the audit engagement, a new lead audit partner is designated at least every five years, and a new partner was so designated in at the beginning of fiscal 2015. The Audit Committee Chair interviewed the partner prior to his designation, and the Audit Committee as a whole was directly involved with members of senior management and PwC in making the selection.

              In determining whether to reappoint PwC, the Audit Committee considered the qualifications, performance and independence of the firm and the audit engagement team, the quality of its discussion with PwC, and the fees charged by PwC for the level and quality of services provided. Although no formal statement from PwC is planned, representatives of the firm will be present at the Annual Meeting to answer questions from stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

              Your Board of Directors recommends that you vote FOR ratification of the appointment of PwC as our independent registered public accounting firm for the 2017 fiscal year. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

AUDITOR INDEPENDENCE

              We have been advised by PwC that neither the firm nor any member thereof has any financial interest, direct or indirect, in any capacity in our company or its subsidiaries. As a result, PwC has confirmed that it is in compliance with all rules, standards and policies of the Public Company Accounting Oversight Board (PCAOB) and the regulations of the SEC governing auditor independence. The Audit Committee considers at least annually whether PwC's provision of non-audit services is compatible with maintaining auditor independence.

AUDITOR FEES

              The following is a summary of the fees billed or expected to be billed to us by PwC for professional services rendered for the fiscal years ended October 2, 2016 and September 27, 2015:

Fee Category	Fiscal 2016 Fees		Fiscal 2015 Fees
Audit Fees	$2,701,250	(1)	$2,714,644
Audit-Related Fees	11,189		11,250
Tax Fees	354,644	(2)	293,188
All Other Fees	3,600		3,600

Total Fees	$3,070,683		$3,022,682

(1)
Includes $266,250 for the statutory audit of Coffey
(2)
Includes $183,285 for tax services related to Coffey

              Audit Fees.    Consists of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and our internal control over financial reporting, for the reviews of the interim consolidated financial statements included in our quarterly reports, and for services that are normally provided by PwC in connection with statutory and regulatory filings or other engagements.

              Audit-Related Fees.    Consists of fees billed for opinion on controls for the Quebec autorité des marches (AMF) certification.

              Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice, tax planning and tax returns. These services include assistance regarding federal, state and international tax compliance; assistance with tax reporting requirements, tax returns and audit compliance; mergers and acquisitions tax compliance; and tax advice on international and state tax matters. None of these services were provided under contingent fee arrangements.

              All Other Fees.    These fees were associated with an annual license fee for software used by management in performing technical research.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

              The Audit Committee's policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm, subject to limited discretionary authority granted to our executive management. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

AUDIT COMMITTEE REPORT

              Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, but the Audit Committee is not responsible for preparing the Company's financial statements or auditing those financial statements, which are the responsibilities of management and the independent auditors, respectively.

              The Audit Committee has reviewed with PricewaterhouseCoopers LLP (PwC) the matters that are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has also discussed with the Company's management auditors and PwC the overall scope and plan for their respective audits. The Audit Committee meets regularly with the management auditors and independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

              In the context of the foregoing, the Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended October 2, 2016 with management. In connection with that review, management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also reviewed management's report on its assessment of internal controls over financial reporting, as required under the Sarbanes-Oxley Act of 2002. In its report, management provided a positive assertion that internal controls over financial reporting were in place and operating effectively as of October 2, 2016.

              The Audit Committee has discussed the consolidated financial statements with PwC and it has also discussed with PwC the matters required to be discussed pursuant to Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has also received a letter from PwC regarding its independence from the Company as required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), has discussed with PwC the independence of the firm, and has considered all of the above communications as well as all audit, audit-related and non-audit services provided by PwC. In reliance upon the foregoing, the Audit Committee has determined that PwC is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act of 1933, as amended, and the regulations thereunder adopted by the Securities and Exchange Commission and the PCAOB.

              Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 2, 2016, as filed with the Securities and Exchange Commission.

Hugh M. Grant, Chairman
J. Christopher Lewis
Kimberly E. Ritrievi
Kirsten M. Volpi

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, unless specifically incorporated by reference herein.

SECURITY OWNERSHIP INFORMATION

INSIDER TRADING POLICY; PROHIBITION ON HEDGING AND PLEDGING

              Our insider trading policy prohibits our directors, officers and employees from engaging in transactions in our company's stock while in the possession of material non-public information and disclosing material non-public information to unauthorized persons, outside our company. In addition, this policy restricts trading for directors and officers (including all NEOs) during blackout periods, which generally begin two weeks before the end of each fiscal quarter and end two business days after the release of earnings for the quarter.

              Our insider trading policy expressly prohibits our directors, officers and employees from (i) engaging in hedging or monetization transactions such as zero-cost collars and forward sale contracts designed to hedge or offset any decrease in the market value of shares of our common stock held by them, or (ii) pledging any of their shares of our common stock to secure personal loans or other obligations, including by holding such shares in a margin account. To our knowledge, none of our directors or executive officers has hedged or pledged our common stock.

SECURITY OWNERSHIP OF MANAGEMENT AND SIGNIFICANT STOCKHOLDERS

              The following table sets forth information known to us with respect to beneficial ownership of our common stock at December 1, 2016 by:

    •
    all those persons known by us to own beneficially 5% or more of our common stock;

    •
    each director and nominee;

    •
    our NEOs; and

    •
    all directors and executive officers as a group.

              Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of December 1, 2016 includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 1, 2016, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after December 1, 2016. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 57,198,274 shares of common stock outstanding on December 1, 2016 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after December 1, 2016. Unless otherwise stated, the business address of each of our directors, nominees and executive officers listed in the table below is c/o Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Owned

BlackRock, Inc.(1)	5,910,900	10.3
The Vanguard Group, Inc.(2)	4,240,003	7.4
Dimensional Fund Advisors LP(3)	3,512,565	6.1
Dan L. Batrack(4)	734,755	*
Steven M. Burdick(5)	134,181	*
Ronald J. Chu(6)	146,188	*
Hugh M. Grant(7)	77,120	*
Patrick C. Haden(8)	51,320	*
J. Christopher Lewis(9)	117,800	*
Joanne M. Maguire	—	*
Kimberly E. Ritrievi(10)	28,820	*
Janis B. Salin(11)	98,236	*
Leslie L. Shoemaker(12)	118,646	*
Albert E. Smith(13)	83,777	*
J. Kenneth Thompson(14)	61,795	*
Richard H. Truly(15)	69,120	*
Kirsten M. Volpi(16)	25,820	*
All directors and executive officers as a group (19 persons)(17)	2,163,451	3.8

*
Less than 1%
(1)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 7), dated as of April 8, 2016, filed by BlackRock, Inc., whose address is 55 East 52nd Street, New York, NY 10055.
(2)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 4), dated as of February 10, 2016, filed by The Vanguard Group, Inc., whose address is 100 Vanguard Boulevard, Malvern, PA 19355.
(3)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G, dated as of February 9, 2016, filed by Dimensional Fund Advisors LP, whose address is Building One, 6300 Bee Cave Road, Austin, TX 78746.
(4)
Includes options to purchase 581,917 shares.
(5)
Includes options to purchase 106,879 shares.
(6)
Includes options to purchase 120,131 shares.
(7)
Includes options to purchase 64,800 shares.
(8)
Includes options to purchase shares. The business address of Mr. Haden is c/o University of Southern California, 1150 S. Olive, Los Angeles, CA 90015.
(9)
Includes options to purchase 64,800 shares. The business address of Mr. Lewis is c/o Riordan, Lewis & Haden, 10900 Wilshire Boulevard, Suite 850, Los Angeles, CA 90024.
(10)
Includes options to purchase 20,600 shares. The business address of Dr. Ritrievi is 1850 Brightwaters Blvd. NE, Saint Petersburg, FL 33704.
(11)
Includes options to purchase 79,119 shares.
(12)
Includes options to purchase 79,569 shares.
(13)
Includes options to purchase 48,800 shares.
(14)
Includes options to purchase 48,800 shares. The business address of Mr. Thompson is 1120 Huffman Rd., Suite 24 PMB203, Anchorage, AK 99515.
(15)
Includes options to purchase 56,800 shares.
(16)
Includes options to purchase 20,600 shares. The business address of Ms. Volpi is c/o Colorado School of Mines, 1500 Illinois St., Golden, CO 80401.
(17)
Includes options to purchase 1,623,357 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and owners of more than 10% of our equity securities (collectively, our insiders), to timely file initial reports of ownership and reports of changes in ownership with the SEC. Due to the complexity of SEC reporting rules, we undertake to file these reports on behalf of our directors and executive officers, and have instituted procedures to assist them with complying with their reporting obligations. To our knowledge, based solely on our review of SEC filings, our records and written representations from certain of our insiders that no other reports were required to have been filed, we believe that all of our insiders complied with the Section 16(a) filing requirements applicable to them on a timely basis during fiscal 2016.

RELATED PERSON TRANSACTIONS

              Our Board of Directors has adopted a written related person transactions policy. Under the policy, the Audit Committee (or other committee designated by the NCG Committee) reviews transactions between us and "related persons." For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of our common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.

              The policy provides that, barring special facts or circumstances, a related person does not have a direct or indirect material interest in the following categories of transactions:

    •
    employment-related compensation to executive officers that is determined by the Compensation Committee;

    •
    compensation to non-employee directors that is reported in our proxy statement;

    •
    transactions with another company at which:

    •
    the related person's only relationship is as a beneficial owner of less than 10% of that company's shares or as a limited partner holding interests of less than 10% in such partnership; or

    •
    the related person is the beneficial owner of less than a majority interest in that company if the related person is solely related to us because of his or her beneficial ownership of greater than 5% of our common stock;

    •
    transactions where the related person's interest arises solely from the ownership of publicly traded securities issued by us and all holders of such securities receive proportional benefits;

    •
    transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

    •
    transactions where the rates or charges involved are determined by competitive bids;

    •
    transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

    •
    ordinary course of business travel and expenses, advances and reimbursements; and

    •
    payments made pursuant to (i) directors' and officers' insurances policies; (ii) our certificate of incorporation or bylaws; and/or (iii) any policy, agreement or instrument previously approved by our Board of Directors, such as indemnification agreements.

              Related person transactions that do not fall into one of the above categories must be reviewed by our Disclosure Committee, which consists of an internal team of senior representatives from our finance, accounting, legal, human resources, tax, treasury, investor relations and information technology departments. The Disclosure Committee determines whether a related person could have a significant interest in such a transaction, and any such transaction is referred to the Audit Committee (or other designated committee). Transactions may also be identified through our Code of Business Conduct, our quarterly certification process, or our other policies and procedures and reported to the Audit Committee (or other designated committee). The Disclosure Committee will review the material facts of all related person transactions and either approve, ratify, rescind, or take other appropriate action (in its discretion) with respect to the transaction.

              We did not have any related person transactions in fiscal 2016.

MEETING AND VOTING INFORMATION

              This proxy statement is being furnished to stockholders on behalf of our Board to solicit proxies for the Annual Meeting to be held on Thursday, March 2, 2017, at 10:00 a.m. Pacific Time, at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101 and at any adjournment or postponement thereof. The items of business to be acted upon at the meeting are set forth in the Notice of Annual Meeting of Stockholders appearing at the beginning of this proxy statement.

              All stockholders are urged to vote by telephone or on the internet by following the instructions on the Notice of Internet Availability of Proxy Materials (Notice). If you have properly requested and received a paper copy of this proxy statement, you may vote your shares by (a) submitting a proxy by telephone or on the internet by following the instructions on the proxy card or (b) completing, dating and signing the proxy card and promptly returning it in the pre-addressed, postage-paid envelope provided. Stockholders of record may obtain a copy of this proxy statement without charge by writing to our Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, California 91107.

DELIVERY OF ANNUAL REPORT ON FORM 10-K

              We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended October 2, 2016, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to our Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, California 91107. Our Annual Report on Form 10-K is also available at www.tetratech.com.

DELIVERY OF PROXY MATERIALS

              We have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending the Notice to our stockholders of record. Brokers, banks and other nominees (collectively, nominees) who hold shares on behalf of the beneficial owners (also called street name holders) will send a similar notice. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice. Instructions on how to request printed proxy materials by mail, including an option to receive paper copies in the future, may be found in the Notice and on the website referred to in the Notice.

              On or before January 18, 2017, we intend to make this proxy statement available on the Internet and mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this proxy statement, together with a proxy card, to stockholders entitled to vote at the Annual Meeting who properly request paper copies of these materials within three business days of request. If you hold your shares in street name, you may request paper copies of the proxy statement and proxy card from your nominee by following the instructions on the notice your nominee provides to you.

HOUSEHOLDING

              We have adopted a procedure approved by the SEC called householding. Under this procedure, we are permitted to deliver a single copy of our proxy statement and annual report to stockholders sharing the same address. Householding allows us to reduce our printing and postage costs and limits the volume of duplicative information received at your household. Householding affects only the delivery of proxy materials; it has no impact on the delivery of dividend checks.

              For certain holders who share a single address, we are sending only one annual report and proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. If you wish to receive an additional copy of our annual report or proxy statement, or if you received multiple copies of our annual report or proxy statement and wish to receive a single copy in the future, you may make such request by writing to our Corporate Secretary at Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, California 91107.

              If you are a street name holder and wish to revoke your consent to householding and receive separate copies of our proxy statement and annual report in future years, you may call Broadridge Investor Communications Services toll-free at (800) 542-1061 or write to them c/o Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

SHARES ENTITLED TO VOTE

              Stockholders of record as of the close of business on January 6, 2017 are entitled to notice of, and to vote at, the Annual Meeting. Our only class of shares outstanding is common stock, and there were 57,279,877 shares of our common stock outstanding on January 6, 2017. A list of stockholders entitled to vote will be available for inspection at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held on the record date.

VOTING YOUR SHARES

              You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares in street name, you may only vote in person at the meeting if you properly request and receive a legal proxy in your name from the nominee that holds your shares.

              The method of voting by proxy differs depending on whether you are viewing this proxy statement on the Internet or reviewing a paper copy, as follows:

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    if you are viewing this proxy statement on the Internet, you may vote your shares by (i) submitting a proxy on the Internet by following the instructions on the website or (ii) requesting a paper copy of the proxy materials and following one of the methods described below; and

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    if you are reviewing a paper copy of this proxy statement, you may vote your shares by (i) submitting a proxy by telephone or on the Internet by following the instructions on the proxy card or (ii) completing, dating and signing the proxy card included with the proxy statement and returning it in the pre-addressed, postage-paid envelope provided.

              We encourage you to vote by telephone or on the Internet since these methods immediately record your votes and allow you to confirm that your votes have been properly recorded.

              In the event that you return a signed proxy card on which no directions are specified, your shares will be voted

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    FOR the election of the nine directors nominated by our Board to serve a one-year term;

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    FOR the approval, on an advisory basis, of our executive compensation;

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    FOR the option of once every year as the preferred frequency for holding advisory votes on executive compensation; and

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    FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017; and

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    in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

REVOKING YOUR PROXY OR CHANGING YOUR VOTE

              A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is acted upon at the Annual Meeting by (1) submitting another proxy by telephone or on the Internet (only your last voting instructions will be counted); (2) sending a later dated paper proxy; (3) delivering to our Corporate Secretary a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or (4) voting in person at the Annual Meeting. Simply attending the Annual Meeting will not revoke your proxy.

              If your shares are held in street name, you may change your vote by submitting new voting instructions to your nominee. You must contact your nominee to find out how you can change your vote.

CONFIDENTIALITY OF YOUR VOTE

              Except in contested proxy solicitations, when required by law or as expressly authorized by you (such as by making a written comment on your proxy card, in which case the comment, but not your vote, will be shared with our company), your vote or voting instruction, irrespective of method of submission, is confidential and will not be disclosed to any other person other than the broker, trustee, agent or other person tabulating your vote. None of our directors, officers or employees will be able to access individual stockholder votes.

QUORUM AND VOTES REQUIRED

              Votes cast by proxy or in person at the Annual Meeting will be tabulated by Broadridge Financial Solutions, Inc., the independent agent appointed as inspector of election by our Board. The inspector of election will also determine whether or not a quorum is present. At the Annual Meeting, the existence of a quorum and tabulation of votes is determined as follows:

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    shares represented by proxies that reflect abstentions or broker non-votes (which are shares held by a nominee that are represented at the meeting, but with respect to which the nominee is not empowered to vote on a particular item) will be counted as shares that are present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. All of the items scheduled to be considered at the Annual Meeting are "non-routine" under the Nasdaq rules, except for Item 4, ratification of the appointment of our independent registered public accounting firm. Nominees are prohibited from voting on non-routine items in the absence of instructions from the beneficial owners of the shares. As a result, if you hold your shares in street name and do not submit voting instructions to your nominee, your shares will not be voted on Item 1, election of directors; Item 2, approval, on an advisory basis, of our executive compensation; and Item 3, the preferred frequency of the advisory votes on executive compensation. We urge you to promptly provide voting instructions to your nominee so that your vote is counted.

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    Because there is no cumulative voting and this is an uncontested election, each of the director nominees named in Item 1 receiving a majority of the votes cast will be elected (for these purposes, "a majority of votes cast" means that the number of shares voted "for" a director's election exceeds the number of votes "against" that director, with abstentions not counted as votes cast). Abstentions and broker non-votes will not count as a vote for or against a nominee's election and therefore will have no effect in determining whether a director nominee has received a majority of the votes cast.

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    For Item 2, approval, on an advisory basis, of our executive compensation, and Item 4, ratification of the appointment of our independent registered public accounting firm, the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote on the item will be the act of the stockholders. Abstentions as to a particular item will have the same effect as a vote against that item. Broker non-votes will have no effect on the vote for Item 2. Ratifying the appointment of our independent registered public accounting firm is considered a routine matter on which brokers may vote in their discretion on behalf of beneficial owners. Accordingly, broker non-votes should not be applicable for Item 4.

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    For Item 3, the frequency of the advisory vote on executive compensation, the option that receives the highest number of votes cast on the proposal will be considered the frequency preferred by our stockholders. Abstentions and broker non-votes will not be counted as participating in the voting and will therefore have no effect.

VOTING ON ADDITIONAL BUSINESS

              As of the date of this proxy statement, we know of no other business that will be presented for consideration at the Annual Meeting. However, if any other business properly comes before the meeting, votes will be cast in respect of any such other business in accordance with the best judgment of the persons acting pursuant to the proxies.

VOTE RESULTS

              We intend to announce preliminary voting results at the conclusion of the Annual Meeting. We expect to report final voting results in a Current Report on Form 8-K filed with the SEC on or before March 6, 2017.

PROXY SOLICITATION

              We will bear all costs related to this solicitation of proxies. We have retained The Proxy Advisory Group, LLC to assist in soliciting proxies for a fee of $10,000, plus reimbursement for out-of-pocket expenses incident to the preparation and mailing of our proxy materials. Some of our employees may solicit proxies in person, by telephone or by email; these employees will not receive any additional compensation for their proxy solicitation efforts. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses they incur in forwarding our proxy materials to beneficial stockholders. You can help reduce these costs by electing to access proxy materials electronically.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

              Instead of receiving paper copies of proxy statements and annual reports by mail in the future, you can elect to receive an email message that will provide a link to these document on the Internet. By opting to access proxy materials via the Internet, you will be able to access them more quickly; save us the cost of printing and mailing them to you; reduce the amount of mail you receive from us; and help us preserve environmental resources.

              You may enroll to access proxy materials and annual reports electronically for future Annual Meetings by registering online at the following website: www.proxyvote.com. If you vote on the Internet, simply follow the prompts on the voting website to link to the electronic enrollment website.

TIME AND LOCATION OF ANNUAL MEETING

              The Annual Meeting will take place at 10:00 a.m. Pacific Time on March 2, 2017 at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101.

ANNUAL MEETING PROCEDURES

              You are entitled to attend the annual meeting if you were a stockholder of record or a beneficial owner of our common stock on January 6, 2017, or you hold a valid legal proxy for the annual meeting. If you are a stockholder of record, you may be asked to present valid picture identification, such as a driver's license or passport, for admission to the annual meeting.

              If your shares are registered in the name of a nominee, you may be asked to provide proof of beneficial ownership as of January 6, 2017, such as a brokerage account statement, a copy of the Notice of Internet Availability of Proxy Materials or voting instruction form provided by your bank, broker or other holder of record, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your nominee and present it to the inspector of elections with your ballot.

SUBMISSION OF STOCKHOLDER ITEMS FOR 2018 ANNUAL MEETING

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN OUR PROXY MATERIALS

              Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in our proxy materials relating to our 2018 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received no later than September 20, 2017. Such proposals should be delivered to the Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Blvd., Pasadena, California 91107.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING

              Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary of Tetra Tech, Inc. not less than 60 nor more than 90 days prior to the anniversary of the date on which we mailed our proxy materials for our immediately preceding annual meeting of stockholders. To be timely for the 2018 Annual Meeting, a stockholder's notice must be delivered to or mailed and received by the Secretary at our principal executive offices on or between October 20, 2017 and November 19, 2017. However, in the event that the annual meeting is called for a date that is not within 30 days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is first made. The public announcement of an adjournment of an annual meeting of stockholders will not commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to the Secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the annual meeting. As to each person whom the stockholder proposes to nominate for election as a director, the notice must include:

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    the name, age, business address and residence address of such nominee;

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    the principal occupation or employment of such nominee;

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    the number of shares of our stock that are owned of record and beneficially by such nominee, together with the dates on which such shares were acquired and the investment intent of such acquisition;

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    a statement whether such nominee, if elected, intends to tender, promptly following such person's failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board;

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    information regarding the nominee that would be required to be included in our proxy statement by the rules of the SEC, including the nominee's age, business experience for the past five years and any other directorships held by the nominee, including directorships held during the past five years; and

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    the consent of the nominee to serve as a director if so elected.

              We will not permit stockholder items that do not fully comply with our notice requirements to be brought before the 2018 Annual Meeting.

              The proxy solicited by the Board for the 2018 Annual Meeting of Stockholders will confer discretionary authority to vote on (1) any proposal presented by a stockholder at that meeting for which we have not been provided with notice on or prior to November 19, 2017; and (2) on any proposal made in accordance with the bylaw provisions, if the 2018 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) of the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

              Our Board of Directors knows of no other matters to be presented for stockholder action at the 2017 Annual Meeting. However, if other matters properly come before the meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Janis B. Salin Senior Vice President, General Counsel and Secretary

Pasadena, California
January 18, 2017

APPENDIX A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

              We report our financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). We supplement our reporting of information determined in accordance with GAAP with non-GAAP ongoing results (Ongoing Results). Our Ongoing Results exclude the results of our Remediation and Construction Management (RCM) operating segment due to our decision in fiscal 2014 to exit the select fixed-price construction markets in which RCM operated. In addition, our Ongoing Results exclude certain purchase accounting-related adjustments, the benefit of retroactive extensions of the research and development (R&D) tax credit, and Coffey-related acquisition and integration expenses and debt prepayment fees in fiscal 2016. Management believes that these Ongoing Results enhance our stockholders' ability to evaluate our business performance and reflect how we manage our operations.

              These Ongoing Results should be considered in addition to, and not as a substitute for, revenue, operating income, earnings per share, and any other amount determined in accordance with GAAP. These Ongoing Results reflect management's judgment of particular items and may not be comparable to similarly titled measures reported by other companies.

              Below is a reconciliation of our Ongoing Results to the most directly comparable measure determined in accordance with GAAP:

$ in thousands (except EPS data)

	Fiscal Year Ended
	Oct. 2, 2016	Sep. 27, 2015	% Y/Y
Revenue	$2,583,469	$2,299,321	12%
RCM	(52,150)	(86,575)	—

Ongoing revenue	$2,531,319	$2,212,746	14%

Operating income (loss)	$135,855	$87,685	55%
Goodwill charge	—	60,763	—
Earn-out loss (gain)	2,823	(3,113)	—
Acquis. & integration	19,548	—	—
RCM	11,834	8,614	—

Ongoing operating income	$170,060	$153,949	10%

EPS	$1.42	$0.64	122%
Goodwill charge	—	0.93	—
Earn-out loss (gain)	0.03	(0.04)	—
Acq. & integration	0.29	—	—
Coffey debt prepayment	0.03	—	—
Retroactive R&D tax	(0.03)	(0.02)	—
RCM	0.14	0.10	—

Ongoing EPS	$1.88	$1.61	17%

A-1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TETRA TECH, INC. C/O COMPUTERSHARE ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. P.O. BOX 43070 PROVIDENCE, RI 02940-3070 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Dan L. Batrack 06 Kimberly E. Ritrievi 02 Hugh M. Grant 07 Albert E. Smith 03 Patrick C. Haden 08 J. Kenneth Thompson 04 J. Christopher Lewis 09 Kirsten M. Volpi 05 Joanne M. Maguire The Board of Directors recommends you vote FOR the following proposal: 2To approve, on an advisory basis, the Company's executive compensation; For 0 Against 0 Abstain 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote for 1 YEAR on the following proposal: 1 year 0 2 years 0 3 years 0 Abstain 0 3To indicate, on an advisory basis, the preferred frequency of advisory votes on executive compensation. The Board of Directors recommends you vote FOR the following proposal: For 0 Against 0 Abstain 0 4To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2017. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000302134_1 R1.0.1.29

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Shareholder Letter are available at www.proxyvote.com TETRA TECH, INC. Annual Meeting of Stockholders March 02, 2017, 10:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Dan L. Batrack and Janis B. Salin, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TETRA TECH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PST on 03/02/2017, at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, CA 91101, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000302134_2 R1.0.1.29